PROSPECTUS

                                    17,000,000 Shares
 Guggenheim Build America Bonds Managed Duration Trust

Common Shares
$20.00 per Share
________________

Investment Objectives. Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives.

Investment Strategy and Policies. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”), as described further in this prospectus. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this prospectus) in BABs, and may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for subsidy payments, tax-exempt municipal securities, asset-backed securities (“ABS”), senior loans and other income producing securities. Under normal market conditions, at least 80% of the Trust’s Managed Assets will be invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk” bonds.

(continued on following page)

   Investing in the Trust’s common shares involves certain risks. See “Risks” beginning on page 53 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 14 of this prospectus.

 ________________

	Per Share	Total(3)
Public offering price	$20.00	$340,000,000
Sales load(1)	$.90	$15,300,000
Proceeds, before expenses, to the Trust(2)	$19.10	$324,700,000

(1)	Guggenheim Funds Investment Advisors, LLC (the “Adviser”) and Guggenheim Partners Asset Management, LLC (the “Sub-
Adviser”) have agreed to pay from their own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith
Incorporated and a structuring fee to each of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Wells Fargo
Securities, LLC and Raymond James & Associates, Inc. Also, as described in footnote (2) below, up to .15% of the public offering price of the securities sold in this offering may be paid by the Trust to Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Adviser, as reimbursement for the distribution services it provides to the Trust.
The compensation to Guggenheim Funds Distributors, Inc. will be subject to the offering expense limitation described in footnote (2) below. See “Underwriting.”

(2)	Offering expenses payable by the Trust will be deducted from the Proceeds to the Trust. Total offering expenses (other than sales load) are estimated to be $940,000, of which $680,000 will be paid by the Trust (up to the $.04 per common share limit described below).
The Trust has agreed to pay the underwriters $113,390 ($.00667 per common share) as partial reimbursement of expenses incurred in connection with this offering. The Adviser has agreed to pay (i) all of the Trust’s organizational costs and (ii) offering expenses of the
Trust (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $.04 per common share sold in the offering, including pursuant to the overallotment option. The Trust has agreed to pay up to .15% of the public offering price of the securities sold in this offering to Guggenheim Funds Distributors, Inc., an affiliate of the Adviser and the Sub-Adviser, as reimbursement for the distribution services it provides to the Trust. Such reimbursement is subject to the offering expense limitation of $.04 described above and will not be paid to the extent it would cause the offering expenses of the Trust to exceed $.04. See “Underwriting.”

(3)	The Trust has granted the underwriters an option to purchase up to an additional 2,283,398 common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the
Trust will be $385,667,960, $17,355,058 and $368,312,902, respectively. If such option is exercised in full, total offering expenses (other than sales load) payable by the Trust will be $771,336. See “Underwriting.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about October 29, 2010 .
________________

BofA Merrill Lynch
Citi
Morgan Stanley
Wells Fargo Securities
Raymond James

BB&T Capital Markets	Guggenheim Funds	J.J.B. Hilliard, W.L. Lyons, LLC
Distributors, Inc.
Janney Montgomery Scott	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC	RBC Capital Markets

Stifel Nicolaus Weisel	Wedbush Securities Inc.	Wunderlich Securities

________________
The date of this prospectus is October 26, 2010.

(continued from previous page)

Build America Bonds. BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”). As described more fully herein, the Act authorizes state and local governments to sell new BABs issues without limitation through December 31, 2010. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of Direct Payment BABs (as defined in this prospectus) are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, which may allow such issuers to issue BABs that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed-income market. Although the U.S. Treasury subsidizes an issuer’s payments of interest on BABs, it does not guarantee the issuer will be able to make principal or interest payments. See “Investment Objectives and Policies—Build America Bonds.”

No Prior History. Because the Trust is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after the completion of the public offering.

Listing. The Trust’s common shares have been approved for listing on the New York Stock Exchange under the symbol “GBAB,” subject to notice of issuance.

Adviser and Sub-Adviser. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the Trust’s investment adviser and is responsible for the management of the Trust. Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and will be responsible for the management of the Trust’s portfolio of securities. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”). Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim with the supervision of more than $100 billion of assets as of June 30, 2010. Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

Duration Management Strategy. “Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest, nor will the Trust’s portfolio be managed to any duration benchmark prior to taking into account the duration management strategy discussed herein. The Trust intends to employ investment and trading strategies to seek to reduce the leverage-adjusted portfolio duration to generally less than ten (10) years. The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. In addition, the Trust may invest up to 20% of its Managed Assets in securities other than BABs, which may consist of short-duration fixed-income securities, which may help to decrease the overall duration of the Trust’s portfolio while also potentially adding incremental yield. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio. There can be no assurance that the Sub-Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives. See “Investment Objectives and Policies—Duration Management Strategy.”

Financial Leverage. The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage and (iv) the issuance of preferred shares (“Preferred Shares”) (collectively “Financial Leverage”). The Trust has no current intention to issue Preferred Shares. The Trust may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1 / 3 % of the Trust’s Managed Assets (including the proceeds of such Financial Leverage). The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to holders of common shares (“Common Shareholders”) over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The rights of Common Shareholders will be subordinate to any Financial Leverage of the Trust. The costs associated with the issuance and use of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the common shares. In addition, the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of such transactions obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the Staff of the SEC. Such segregation or cover will ensure that the Trust has liquid assets available to satisfy its obligations under such transactions. As a result of such segregation or cover, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Trust’s Financial Leverage. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful. See “Use of Financial Leverage.”

Continuation of BABs Program. Currently, bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a bill approved by the House of Representatives would (1) extend the BABs program to March 31, 2013, (2) reduce the amount of the direct pay subsidy for bonds issued after 2010, and (3) apply the BABs program to certain bonds issued to refinance BABs. A similar proposal in the Senate would extend the BABs program only to December 31, 2011. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust. If the BABs program is not extended and there cease to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the common shares in the offering on any future termination date. Investors who purchase common shares may receive more or less than their original investment upon any termination of the Trust.

You should read this prospectus, which contains important information about the Trust that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated October 26, 2010, containing additional information about the Trust, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 81 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Trust, and make shareholder inquiries, by calling (800) 345-7999 or by writing to the Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, or you may obtain a copy (and other information regarding the Trust) from the SEC’s web site (http://www.sec.gov). Free copies of the Trust’s reports and its Statement of Additional Information will also be available from the Trust’s web site at http://www.guggenheimfunds.com.

The Trust’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Trust’s plans, strategies, and goals and the Trust’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Trust, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Trust is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

________________

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Trust’s business, financial condition and prospects may have changed since that date. The Trust will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Trust’s common shares. You should carefully read the more detailed information contained elsewhere in this prospectus and the Statement of Additional Information, dated October 26, 2010 (the “SAI”) prior to making an investment in the Trust, especially the information set forth under the headings “Investment Objectives and Policies” and “Risks.”

The Trust	Guggenheim Build America Bonds Managed Duration Trust (the
“Trust”) is a newly-organized, diversified, closed-end management investment company.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the Trust’s investment adviser and is responsible for the management of the Trust. Guggenheim Partners Asset Management,
LLC (“GPAM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and will be responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”).
Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

The Offering	The Trust is offering common shares of beneficial interest, par value
$.01 per share, through a group of underwriters led by Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc.,
Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC and
Raymond James & Associates, Inc. The initial public offering price is
$20.00 per common share. The Trust’s common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering. The Trust has given the underwriters an option to purchase up to an additional 2,283,398 Common Shares to cover orders in excess of Common Shares. The Adviser has agreed to pay (i)
all of the Trust’s organizational costs and (ii) offerings costs of the
Trust (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $.04 per Common Share sold in the offering, including pursuant to the overallotment option.
See “Underwriting.”

Investment Objectives and
Strategy	The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives.
The Trust’s investment objectives are considered fundamental and may not be changed without the approval of the holders of the Common
Shares (the “Common Shareholders”).

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

Build America Bonds	BABs are taxable municipal securities issued by state and local governments, pursuant to the American Recovery and Reinvestment
Act of 2009 (the “Act”). Enacted in February 2009, the Act was
intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and attract non-traditional municipal security investors. BABs are issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings. Municipal securities include, among other things, bonds, notes, leases and certificates of participation. Municipal securities may be structured as callable or non-callable, may have payment forms that include fixed-coupon, variable rate and zero coupon, and may include capital appreciation bonds, floating rate securities, inverse floating rate securities (including residual interest municipal tender option bonds), inflation-linked securities and other derivative instruments that replicate investment exposure to such securities. BABs, as municipal securities, may be structured in any of the foregoing ways, except that under current law BABs may not be structured as zero coupon bonds, and new versions of BABs may be offered in the future. The Trust may invest in any of these types of BABs.

BABs offer an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally has been through the issuance of tax-exempt municipal securities. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BABs issuers may elect either
(i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“Direct Payment BABs”) or (ii)
to cause investors in the bonds to receive federal tax credits (“Tax
Credit BABs”).

Under the terms of the Act, issuers of Direct Payment BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic
Development Bonds, a new type of taxable governmental bond similar to BABs) of the interest paid on the bonds, which continues for the life of the bond. Such subsidies may allow such issuers to issue BABs that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed-income market. Tax Credit BABs provide a 35% interest subsidy (net of the tax credit) to investors that results in a federal subsidy to the issuer equal to approximately 25% of the total return to the investor (interest and tax credit). Based on current market conditions, the Trust anticipates initially investing primarily in Direct Payment BABs and does not anticipate investing in Tax Credit BABs.

Currently, bonds issued after December 31, 2010 (referred to as the
“sunset”) will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. As currently enacted, the Act contains no budgetary limit on issuances through the program until the sunset. However, under the
Act, BABs cannot be used to finance private, non-municipal activities, and can only be used to fund capital expenditures. The proceeds of

BABs issuances are used for public benefit and generally support facilities that meet such essential needs as water, electricity, transportation, and education. As currently enacted, the Act does not permit refunding issuances, private activity bond issuances, or deficit fund issuances. Many BABs are general obligation bonds, which are backed by the full faith and taxing powers of the state and local governments issuing them. Although the U.S. Treasury subsidizes an issuer’s payments of interest on BABs, it does not guarantee the issuer will be able to make principal or interest payments.

The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a bill approved by the House of Representatives would (1) extend the BABs program to March 31, 2013, (2) reduce the amount of the direct pay subsidy for bonds issued after 2010, and (3) apply the BABs program to certain bonds issued to refinance BABs. A similar proposal in the
Senate would extend the BABs program only to December 31, 2011.
No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust. If the BABs program is not extended and there cease to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. See “Risks—Build America
Bonds Risk—Continuation of BABs Program.”

Investment Rationale	The Sub-Adviser believes that BABs represent a compelling asset class that addresses investors’ need for liquidity, diversification, enhanced credit and yield.

Liquidity. Between the launch of the BABs program on April 3,
2009 and August 31, 2010 approximately $130 billion of BABs have been issued.

Diversification. Municipal issuers in 49 states and the District of
Columbia have utilized the BABs program since its inception.

Enhanced Credit. Investment-grade municipal issuers have lower historical default rates than investment-grade corporate issuers.

Yield. BABs may offer higher yield-to-maturity than similarly-rated corporate bonds and greater call protection than similarly-rated tax-
exempt municipal bonds.

The Sub-Adviser considers itself to be at the forefront of the structuring and development of the BABs and Qualified School
Construction Bonds (“QSCBs”) markets, with $4.3 billion in
municipal assets under management, including $1.5 billion in BABs and $1.3 billion in QSCBs as of June 30, 2010.

The Trust seeks to maximize the benefits to investors of this asset class while seeking to mitigate interest-rate risk and overall portfolio volatility.

Investment Policies	Under normal market conditions:

• The Trust will invest at least 80% of its Managed Assets
in BABs.

• The Trust may invest up to 20% of its Managed Assets in
securities other than BABs, including taxable municipal
securities that do not qualify for federal subsidy payments under the Act, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities
(“ABS”), senior loans and other income producing securities.

• The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin.

• The Trust will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

Credit Quality. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. A security is considered investment grade quality if, at the time of investment, it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations (“NRSROs”) (that is Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or
better by Standard & Poor’s Ratings Services (“S&P”) or Fitch
Ratings (“Fitch”)) that rate such security, even if it is rated lower by another, or if it is unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser.

Under normal market conditions, the Trust may invest up to 20% of its
Managed Assets in securities that, at the time of investment, are rated below investment grade (that is below Baa3- by Moody’s or below
BBB- by S&P or Fitch) or are unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” See
“Risks—Below Investment Grade Securities Risk.”

Duration Management Strategy. “Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest, nor will the Trust’s portfolio be managed to any duration benchmark prior to taking into account the duration management strategy discussed herein.

The Trust intends to employ investment and trading strategies to seek to reduce the leverage-adjusted portfolio duration to generally less than ten (10) years. The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. For example, the Sub-
Adviser may seek to manage the overall duration through the
combination of the sale of interest-rate swaps on the long end of the yield curve (for example a transaction in which the Trust would pay a fixed interest rate on a 30 year swap transaction) with the purchase of an interest-rate swap on the intermediate portion of the yield curve (for example a transaction in which the Trust would receive a fixed interest rate on a ten year swap transaction). In addition, the Trust may invest up to 20% of its Managed Assets in securities other than BABs, which may consist of short-duration fixed-income securities, which may help to decrease the overall duration of the Trust’s portfolio while also potentially adding incremental yield. Initially, the Sub-Adviser anticipates focusing such investments in ABS, senior loans and high-
yield fixed-income securities, although the types of short-duration fixed-income securities in which the Trust may invest may vary significantly over time. The Sub-Adviser may seek to manage the
Trust’s duration in a flexible and opportunistic manner based primarily on then current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio. There can be no assurance that the Sub-Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

Investment Funds. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles
(collectively, “Investment Funds”). Investment Funds do not include structured finance investments, such as asset-backed securities. To the extent that the Trust invests in Investment Funds that invest at least
80% of their total assets in BABs, such investment will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed
Assets in BABs. Investments in other Investment Funds involve operating expenses and fees at the Investment Funds level that are in addition to the expenses and fees borne by the Trust and are borne indirectly by Common Shareholders.

Synthetic Investments. As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly. The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies, including counterparty risk, lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments. To the extent that the Trust obtains indirect investment exposure to BABs through the use of the foregoing

derivative instruments with economic chacteristics similar to BABs, such investments will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs. The Trust has not adopted any percentage limitation with respect to the overall percentage of investment exposure to BABs that the Trust may obtain through the use of derivative instruments.

Strategic Transactions. In addition to those derivatives transactions utilized in connection with the Trust’s duration management strategy, the Trust may, but is not required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic
Transactions”), to earn income, facilitate portfolio management and mitigate risks. In the course of pursuing Strategic Transactions, the
Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. In addition, Strategic
Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur.
Successful use of Strategic Transactions depends on the Sub-Adviser’s ability to predict correctly market movements, which cannot be assured. Losses on Strategic Transactions may reduce the Trust’s net asset value and its ability to pay distributions if they are not offset by gains on portfolio positions being hedged. See “Investment Objectives and Policies—Strategic Transactions” in this Prospectus and
“Investment Objectives and Policies—Derivative
Instruments” in the SAI.

Other Investment Practices. The Trust may engage in certain other investment transactions, including entering into forward commitments for the purchase or sale of securities, including on a “when issued” or
“delayed delivery” basis, in excess of customary settlement periods for the type of security involved, lending portfolio securities to securities broker-dealers or financial institutions and entering into repurchase agreements. See “Investment Objectives and Policies—Certain Other
Investment Practices.”

These policies may be changed by the Board of Trustees of the Trust
(the “Board of Trustees”), but no change is anticipated. If the Trust’s policy with respect to investing at least 80% of its Managed Assets in
BABs changes, the Trust will provide shareholders at least 60 days’
prior notice before implementation of the change.

Special Tax Considerations	The Trust primarily invests in taxable municipal securities whose income is subject to U.S. Federal income tax. Thus, dividends with respect to the Common Shares will be taxable as ordinary income for
U.S. Federal income tax purposes (except in the case of capital gain dividends). See “Tax Matters.”

Financial Leverage	The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii)
engaging in reverse repurchase agreements, dollar rolls and
economically similar transactions, (iii) investments in inverse floating rate securities, which have the economic effect of leverage, and (iv)
the issuance of preferred shares (“Preferred Shares”) (collectively
“Financial Leverage”). Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed
33 1/3 % of the Trust’s Managed Assets (including the proceeds of such
Financial Leverage).

The Trust may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Trust may utilize Financial
Leverage in the form of Indebtedness in an aggregate amount up to
331/ 3% of the Trust’s Managed Assets (including the proceeds of such
Financial Leverage) immediately after such Indebtedness. Under the
1940 Act, the Trust may utilize Financial Leverage in the form of
Preferred Shares in an aggregate amount of up to 50% of the Trust’s total assets (including the proceeds of such Financial Leverage)
immediately after such issuance. The Trust has no current intention to issue Preferred Shares.

With respect to Financial Leverage incurred through investments in inverse floating rate securities and/or reverse repurchase agreements, the Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the Staff of the Securities and Exchange Commission (the “SEC”). As a result of such
segregation, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Therefore, the Trust’s ability to utilize Financial
Leverage through such transactions will not be limited by the 1940
Act, but will be limited by the Trust’s maximum overall leverage levels approved by the Board of Trustees (currently 331/ 3% of the Trust's
Managed Assets) and may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

The Adviser and the Sub-Adviser anticipate that the use of Financial
Leverage will result in higher total return to Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The costs associated with the issuance of
Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares.
There can be no assurance that a leveraging strategy will be utilized or will be successful. The fee paid to the Adviser and the Sub-Adviser will be calculated on the basis of the Trust’s Managed Assets, including proceeds from the issuance of Indebtedness, Preferred
Shares or any other form of Financial Leverage, so the fees paid to the
Adviser and the Sub-Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of
Financial Leverage, which means that Common Shareholders
effectively bear the entire advisory fee. The maximum level of and types of Financial Leverage used by the Trust must be approved by the
Board of Trustees.

In addition, the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of such transactions obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the Staff of the SEC. Such segregation or cover will ensure that the Trust has liquid assets available to satisfy its obligations under such transactions. As a result of such segregation or cover, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Trust’s Financial
Leverage. To the extent that the Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the
1940 Act and therefore subject to the 300% asset coverage
requirement. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful. See “Risks—Financial
Leverage Risk” and “Risks—Volatility Risk.”

Temporary Defensive
Investments	At any time when a temporary defensive posture is believed by the
Sub-Adviser to be warranted (a “temporary defensive period”), the
Trust may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Trust may not achieve its investment objectives during a temporary defensive period or be able to sustain its historical distribution levels. See “Investment Objectives and Policies—
Temporary Defensive Investments.”

Management of the Trust	Guggenheim Funds Investment Advisors, LLC acts as the Trust’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Pursuant to the Advisory
Agreement, the Adviser is responsible for the management of the Trust and administers the affairs of the Trust to the extent requested by the
Board of Trustees. As compensation for its services, the Trust pays the
Adviser a fee, payable monthly, in an annual amount equal to .60% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage (whether or nor these assets are reflected in the Trust’s financial statements for purposes of generally accepted accounting principals), minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, engaging in reverse repurchase agreements, dollar rolls and
economically similar transactions, investments in inverse floating rate securities, and Preferred Shares.

Guggenheim Partners Asset Management, LLC, an affiliate of
Guggenheim and of the Adviser, acts as the Trust’s investment sub-
adviser pursuant to an investment sub-advisory agreement with the
Trust and the Adviser (the “Sub-Advisory Agreement”). Pursuant to
the Sub-Advisory Agreement, the Sub-Adviser is responsible for the management of the Trust’s portfolio of investments. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to .30% of the Trust’s average daily Managed Assets.

Distributions	The Trust intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust expects that dividends paid on the Common Shares will consist primarily of
(i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). The Trust cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of net capital gain, which is taxed at reduced rates for non-corporate investors. The Trust does not expect that a significant portion of its distributions will consist of qualified dividend income. Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions.
See “Distributions.”

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the
Trust’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the
Trust will be automatically reinvested in additional Common Shares of the Trust pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Dividend
Reinvestment Plan.”

Listing and Symbol	The Trust’s Common Shares have been approved for listing on the New
York Stock Exchange under the symbol “GBAB,” subject to notice of issuance.

Special Risk Considerations	Investment in the Trust involves special risk considerations, which are summarized below. The Trust is designed for long-term investment and not as a trading vehicle. The Trust is not intended to be a complete investment program. The Trust’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a municipal security and other market factors. See “Risks” for a more complete discussion of the special risk considerations or an investment in the Trust.
No Operating History. The Trust is a newly-organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program. An investment in the Common
Shares of the Trust should not be considered a complete investment program. The Trust is intended for long-term investors seeking current income and capital appreciation. The Trust is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the
Trust’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Trust.

Investment and Market Risk. An investment in Common Shares of the
Trust is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common
Shares of the Trust represents an indirect investment in the securities owned by the Trust, including municipal securities, which generally trade in the over-the-counter markets. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Trust will affect the value of the Common
Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Trust dividends and distributions.

Management Risk. The Trust is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust will invest in securities that the
Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Trust may lose value.

Build America Bonds Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as
BABs unless the relevant provisions of the Act are extended, it is impossible to predict the extent to which a market for such bonds will develop, meaning that BABs may experience less liquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of Direct Payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on Direct Payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the Internal Revenue Code of 1986, as amended (the “Code”) contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may
audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors.
If the IRS concludes that a BAB was mis-priced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value. In this regard, the State of Florida recently announced that it suspended the new issuance of BABs as a result of its uncertainty relating to the IRS Offset Rule and, in May 2010, the IRS withheld subsidies from several states and municipalities, including Austin,
Texas and the State of Maryland.

Because the BABs program is new, certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the IRS or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to
Direct Payment BABs, if any, nor is it known what effect such possible procedures would have on the BABs market. Legislation extending the relevant provisions of the Act, if any, may also modify the
characteristics of BABs issued after December 31, 2010, including the amount of subsidy paid to issuers.

The Trust intends to invest primarily in BABs and therefore the Trust’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (e.g., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Continuation of BABs Program. Currently, bonds issued after
December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a bill approved by the House of Representatives would (1) extend the BABs program to March 31, 2013, (2) reduce the amount of the direct pay subsidy for bonds issued after 2010, and (3)
apply the BABs program to certain bonds issued to refinance BABs. A similar proposal in the Senate would extend the BABs program only to
December 31, 2011. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust. If the BABs program is not extended and there cease to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the
U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the
Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the
Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the Common Shares in the offering on any future termination date. Investors who purchase
Common Shares may receive more or less than their original
investment upon any termination of the Trust.

General Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment
performance may therefore be more dependent on the Sub-Adviser’s analytical abilities.

The secondary market for municipal securities, particularly the below investment grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

Many state and municipal governments are currently under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing powers of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.

Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors.
Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code; municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Credit Risk. Credit risk is the risk that one or more securities in the
Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Trust’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the
Trust’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater because certain interest rates are near or at historically low levels. To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust)
when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Trust may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Trust’s net asset value. See “Risks—Interest
Rate Risk.”

Duration Management Risk. In connection with the Trust’s duration management strategy, the Trust may utilize certain strategies, including interest rate swaps, in order to manage the duration of the
Trust’s portfolio to reduce the interest rate sensitivity of the Trust’s debt securities and decrease the Trust’s exposure to interest rate risk.
Certain aspects of the Trust’s duration management strategy may not be implemented until after the full investment of the proceeds of this offering. Until the duration management strategy is fully implemented, the Trust may be more subject to interest rate risk. There can be no assurance that the Sub-Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

Financial Leverage Risk. The Trust initially expects to employ
Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to
Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented.
Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses Financial Leverage. As a result,
Financial Leverage may cause greater changes in the Trust’s net asset value and returns than if Financial Leverage had not been used. The
Trust will also have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust.

Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the
Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”)
formed by a third party sponsor for the purpose of holding municipal bonds. Investing in such securities may expose the Trust to certain risks. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial
Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common
Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of
Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial
Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction in accordance with applicable interpretations of the Staff of the SEC.
To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the
Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objectives. See “Risks—
Financial Leverage Risk.”

Reinvestment Risk. Reinvestment risk is the risk that income from the
Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or investors’ overall returns.
See “Risks—Reinvestment Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common
Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Insurance Risk. The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow
accounts. The credit quality of the companies that provide such credit enhancements will affect the value of these securities. To date,
BABs have been sold largely without insurance; however, as the
BABs market continues to develop and evolve, insured BABs
offerings may become more prevalent. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares attributable to such insured obligation.

Below Investment Grade Securities Risk. Under normal market
conditions, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.
Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Shares of the Trust, both in the short-term and the long-term. See “Risks—Volatility Risk” and
“Risks—Recent Market Developments Risks.”

Sector Risk. The Trust may invest a significant portion of its Managed
Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline
companies, whose credit quality and performance may be more
susceptible to economic, business, political and regulatory
developments than other sectors of municipal issuers. If the Trust invests a significant portion of its Managed Assets in the sectors noted
above, the Trust’s performance may be subject to additional risk and variability. To the extent that the Trust focuses its Managed Assets in the hospital and healthcare facilities sector, for example, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense

competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Securities. The Trust may
invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-
appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.
Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-
appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-
appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk. Investing in asset-backed securities
(“ABS”) entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. ABS are subject to significant credit risks because of the credit risks inherent in the underlying collateral and because issuers are primarily private entities.
The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms
(including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS.
The Trust may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss. See
“Risks—Asset-Backed Securities Risk.”

Senior Loan Risk. Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although
Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.
In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior
Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Trust’s investments, and the

Sub-Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Trust is particularly dependent on the analytical abilities of the Sub-Adviser.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. The companies issuing such Senior Loans are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s net asset value and income distributions. An economic downturn generally leads to a higher non-
payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a
Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. No active trading market may exist for certain Senior Loans, which may impair the ability of the
Trust to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded
Senior Loans, meaning that the Trust may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value. See “Risks—
Below Investment Grade Securities Risk.”

Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the
Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior
Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Trust. Such court action could under certain circumstances include invalidation of Senior Loans.

The Trust may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. The
Trust may also purchase, without limitation, participations in Senior
Loans. The participation by the Trust in a lender’s portion of a Senior
Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.
Such indebtedness may be secured or unsecured. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.
The participation interests in which the Trust may invest may not be rated by any NRSRO.

Liquidity Risk. The Trust may invest up to 15% of its Managed Assets in municipal securities that are, at the time of investment, illiquid and certain other securities in which the Trust may invest may be illiquid.
Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the
Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes.
Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Volatility Risk. The use of Financial Leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust’s
Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality (i.e., “junk bonds”), which may be less liquid and therefore more volatile than investment grade municipal securities. As a result, the net asset value and market price of the Common Shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment grade securities.

Inverse Floating Rate Securities Risk. Under current market
conditions, the Trust anticipates utilizing Financial Leverage through
Indebtedness and/or engaging in reverse repurchase agreements.
However, the Trust also may utilize Financial Leverage through investments in inverse floating rate securities (sometimes referred to as
“inverse floaters”). Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a
“tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Distributions on inverse floating rate securities bear an inverse relationship to short-term municipal bond interest rates. In general, income on inverse floating rate securities will decrease, or in the extreme be eliminated, when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. Short-
term interest rates are at historic lows and may be more likely to rise in the current market environment, which may have a negative effect on the returns of inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities. The structure and degree to which the Trust’s inverse floating rate securities are leveraged will vary based upon a number of factors, including the size of the special purpose trust itself and the terms of the underlying municipal security. In the event of a significant decline in the value of an underlying security, the Trust may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating the special purpose trust or other collateral required to maintain the Trust’s anticipated effective leverage ratio. The market price of inverse floating rate securities is generally more volatile than that of the underlying securities due to leverage.

The Trust may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust. In the Sub-
Adviser’s discretion, the Trust may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Trust may enter into such shortfall and forbearance agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the special purpose trust has declined in value. Such an agreement would require the Trust to reimburse the third party sponsor of the special purpose trust, upon termination of the special purpose trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the special purpose trust and the principal amount due to the holders of floating rate interests. In such instances, the Trust may be at risk of loss that exceeds its original investment in the inverse floating rate securities. The Trust’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust may be highly leveraged.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The Trust may invest in taxable inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such inverse floating rate securities issued by special purpose trusts formed with taxable municipal securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities.

The leverage attributable to such inverse floating rate securities may be
“called away” on relatively short notice and therefore may be less permanent than more traditional forms of Financial Leverage. In certain circumstances, to the extent the Trust relies on inverse floating rate securities to achieve its desired effective leverage ratio, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater.

To the extent the Trust relies on inverse floating rate securities to achieve its desired effective leverage ratio, the Trust may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Trust portfolio holdings in certain circumstances, including, but not limited to, the following:

• if the Trust has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

• if special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and/or

• if the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the special purpose trust) and if additional collateral has not been posted by the Trust.

Recent Market Developments. Global and domestic financial markets have experienced periods of unprecedented turmoil. Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by the Trust.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Trust, may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Trust to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to Common Shareholders. These developments
adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value of the Trust’s
Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the
Trust’s portfolio.

Governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In addition to actions taken at the federal level, certain municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Trust’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-
term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the
U.S. and global economies and securities markets in the Trust’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objectives, but there can be no assurance that it will be successful in doing so.

Government Intervention in the Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.
Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer
Protection Act (the “Dodd-Frank Act”), which was signed into law in
July 2010, is expected to result in a significant revision of the U.S.
financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal
requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and
disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the
Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Trust invests.
Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objectives.

Strategic Transactions Risk. The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic
Transactions”), for hedging and risk management purposes and to enhance total return. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments.
Furthermore, the Trust’s ability to successfully use Strategic
Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic
Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell.
Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Synthetic Investments Risk. As an alternative to holding investments directly, the Trust may also obtain investment exposure to credit securities through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Trust may invest. The Trust may be exposed to certain additional risks, including counterparty risk, should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies. If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Trust may not have the ability to increase or decrease its exposure. In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s
performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events.
Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk. The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the
Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Investment Funds Risk. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in
Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investments in Investment Funds are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in
Investment Funds frequently expose the Trust to an additional layer of financial leverage.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common
Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common
Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their
Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering expenses. Common Shares of the Trust are designed primarily for long-
term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk. The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in
correspondingly greater brokerage commissions and other
transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses. See
“Tax Matters.”

Market Disruption and Geopolitical Risk. Instability in the Middle
East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the
U.S. and global economies and securities markets.
Anti-Takeover Provisions
in the Trust’s
Governing Documents	The Trust’s Agreement and Declaration of Trust and the Trust’s
Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to an open-end fund. These provisions could have the effect of depriving the Common
Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
See “Anti-Takeover and Other Provisions in the Trust’s Governing
Documents” and “Risks—Anti-Takeover Provisions.”
Administrator, Custodian,
Transfer Agent and Dividend
Disbursing Agent	The Bank of New York Mellon serves as the custodian of the Trust’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Trust’s assets in compliance with the 1940
Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the
Trust, plus certain charges for securities transactions. The Bank of
New York Mellon also serves as the Trust’s dividend disbursing agent, agent under the Trust’s Dividend Reinvestment Plan (the “Plan
Agent”), transfer agent and registrar with respect to the Common
Shares of the Trust.

Guggenheim Funds Investment Advisors, LLC serves as the Trust’s administrator. Pursuant to an administration agreement with the Trust,
Guggenheim Funds Investment Advisors, LLC provides certain
administrative, bookkeeping and accounting services to the Trust.

SUMMARY OF TRUST EXPENSES

The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues 17,000,000 Common Shares. The Trust’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Trust” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)		4.5%
Offering expenses borne by Common Shareholders (as a percentage of offering price)(1)		.20%
Dividend Reinvestment Plan fees(2)		None
	Percentage of
	Net Assets
	Attributable to
Annual Expenses	Common Shares

Management fees(3)	.90%
Interest payments on borrowed funds(4)(7)	.75%
Other expenses(5)(6)	.37%
Total annual expenses	2.02%

(1)
The Adviser has agreed to pay (i) all organizational costs of the Trust and (ii) offering expenses of the Trust (other than the sales load but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $.04 per Common Share sold in the offering, including pursuant to the overallotment option (.20% of the offering price). The Trust has agreed to pay up to .15% of the public offering price of the securities sold in this offering to Guggenheim Funds Distributors, Inc., (“Guggenheim Funds Distributors”) an affiliate of the Adviser and the Sub-Adviser, as reimbursement for the distribution services it provides to the Trust. Such reimbursement is subject to the offering expense limitation of $.04 described above and will not be paid to the extent it would cause the offering expenses of the Trust to exceed $.04. Assuming the Trust issues 17,000,000 Common Shares, the offering expenses are estimated to be approximately $940,000 (exclusive of any reimbursement paid to Guggenheim Funds Distributors), of which $680,000 ($.04 per Common Share) will be borne by the Trust.

(2)	You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)
The Trust pays an investment advisory fee to the Adviser in an annual amount equal to .60% of the Trust’s average daily Managed Assets. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee.

(4)
Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1 / 3 % of the Trust’s Managed Assets (including the proceeds of such Financial Leverage). The table above assumes that the Trust utilizes Financial Leverage in the form of Indebtedness in an amount equal to 33 1 / 3 % of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) and an annual interest rate of 1.25%. The table above also assumes a one-time facility fee of .25% of the amount of Indebtedness, which is included as a component of “Interest payments on borrowed funds.” To the extent other forms of Financial Leverage (or combinations of forms of Financial Leverage) are utilized, the associated Financial Leverage costs would likely change from the cost estimates set forth above.

(5)
The “Other expenses” shown in the table and related footnotes are based on estimated amounts for the Trust’s first year of operations. Expenses attributable to the Trust’s investments, if any, in Investment Funds are currently estimated not to exceed .01%.

(6)
Reimbursement, if any, to be paid by the Trust to Guggenheim Funds Distributors, as described in footnote (1) above, is not reflected in "Other expenses," as it is included in "Offering expenses borne by Common Shareholders (as a percentage of offering price)" above.

(7)
The table presented in this footnote estimates what the Trust’s annual expenses would be, stated as percentages of the Trust’s net assets attributable to Common Shares and assumes the Trust is the same size as the table above but, unlike the table above, assumes that the Trust does not utilize any form of Financial Leverage. In accordance with these assumptions, the Trust’s expenses would be estimated as follows:

Percentage of Net Assets
Attributable to Common
Shares (assumes no
Annual Expenses	Financial Leverage is used)

Management fees	.60%
Interest payments on borrowed funds	None
Other expenses(4)(5)	.25%
Total annual expenses	.85%

Example

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.02% of net assets attributable to Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$67	$102	$140	$245

*	The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value and that the estimated “Interest payments on borrowed funds” and “Other expenses” are accurate.

THE TRUST

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a statutory trust on June 30, 2010, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Trust has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the Trust’s investment adviser and is responsible for the management of the Trust. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser are subsidiaries of Guggenheim Partners, LLC (“Guggenheim”). Guggenheim is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $324,020,000 ($367,541,566 if the underwriters exercise the overallotment option in full) after payment of the estimated offering expenses to be borne by the Trust. The Trust will pay all of its offering expenses up to $.04 per Common Share, and the Adviser has agreed to pay (i) all of the Trust’s organizational costs, and (ii) those offering expenses of the Trust (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $.04 per Common Share sold in the offering, including pursuant to the overallotment option. The Trust will invest the net proceeds of the offering in accordance with its investment objectives and policies as soon as practicable after the closing of the offering. The Trust expects to be able to invest the net proceeds from this offering within three months after the completion of this offering. Pending the full investment of the proceeds of the offering, it is anticipated that the proceeds will be invested in U.S. Government securities or high quality, short-term money market instruments. Certain aspects of the Trust’s duration management strategy may not be implemented until after the full investment of the proceeds of this offering. Until the duration management strategy is fully implemented, the Trust may be more subject to interest rate risk.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Strategy

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without the approval of the holders of the Common Shares (the “Common Shareholders”).

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

Build America Bonds

BABs are taxable municipal securities issued by state and local governments, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”). Enacted in February 2009, the Act was intended in part to assist state and local governments in financing capital projects at lower net borrowing costs through direct subsidies designed to stimulate state and local infrastructure projects, create jobs and attract non-traditional municipal security investors. BABs are issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings. Municipal securities include, among other things, bonds, notes, leases and certificates of participation. Municipal securities may be structured as callable or non-callable, may have payment forms that include fixed-coupon, variable rate and zero coupon, and may include capital appreciation bonds, floating rate securities, inverse floating rate securities (including residual interest municipal tender option bonds), inflation-linked securities and other derivative instruments that replicate investment exposure to such securities. BABs, as municipal securities, may be structured in any of the foregoing ways, except that under current law BABs may not be structured as zero coupon bonds, and new versions of BABs may be offered in the future. The Trust may invest in any of these types of BABs.

BABs offer an alternative form of financing for state and local government entities whose primary means for accessing the capital markets traditionally has been through the issuance of tax-exempt municipal securities. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. BABs issuers may elect either (i) to receive payments from the U.S. Treasury equal to a specified percentage of their interest payments (“Direct Payment BABs”) or (ii) to cause investors in the bonds to receive federal tax credits (“Tax Credit BABs”).

Under the terms of the Act, issuers of Direct Payment BABs are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds, a new type of taxable governmental bond similar to BABs) of the interest paid on the bonds, which continues for the life of the bond. Such subsidies may allow such issuers to issue BABs that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed-income market. Tax Credit BABs provide a 35% interest subsidy (net of the tax credit) to investors that results in a federal subsidy to the issuer equal to approximately 25% of the total return to the investor (interest and tax credit). Based on current market conditions, the Trust anticipates initially investing primarily in Direct Payment BABs and does not anticipate investing in Tax Credit BABs. Therefore, the Trust does not expect to receive (or pass through to Common Shareholders) tax credits as a result of its investments in BABs.

Currently, bonds issued after December 31, 2010 (referred to as the “sunset”) will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. As currently enacted, the Act contains no budgetary limit on issuances through the program until the sunset. However, under the Act BABs cannot be used to finance private, non-municipal activities, and can only be used to fund capital expenditures. The proceeds of BABs issuances are used for public benefit and generally support facilities that meet such essential needs as water, electricity, transportation, and education. As currently enacted, the Act does not permit refunding issuances, private activity bond issuances, or deficit fund issuances. Many BABs are general obligation bonds, which are backed by the full faith and taxing powers of the state and local governments issuing them.

The Internal Revenue Code of 1986, as amended (the “Code”) contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. The State of Florida recently announced that it suspended the new issuance of BABs as a result of its uncertainty relating to the IRS Offset Rule, which allows for the possibility that subsidy payments received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. If other BABs issuers were to suspend the new issuance of BABs due to the IRS Offset Rule, as Florida has done, this could then have a negative impact on the BABs market. The possibility of such offsets has been recognized since the inception of the BABs program. The IRS has broad regulatory authority to develop special rules to adapt or tailor the procedural framework implementing the BABs program. In May 2010, the IRS withheld subsidies from several states and municipalities, including Austin, Texas and the State of Maryland. The IRS has stated that less than 2% of all subsidy payments have been withheld for offsets but has not provided an exact dollar figure. The Sub-Adviser believes the IRS Offset Rule is understood by potential BABs issuers. The Sub-Adviser does not believe that the State of Florida’s announcement or the May 2010 offsets will have an adverse impact on the future of BABs issuance in general or on the Trust, although no assurance can be given in this regard. In addition, the IRS may audit the state agencies issuing BABs and such audits may result in negative consequences for the BABs issuers being audited. See “Risks—Build America Bonds Risk.”

The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a bill approved by the House of Representatives would (1) extend the BABs program to March 31, 2013, (2) reduce the amount of the direct pay subsidy for bonds issued after 2010, and (3) apply the BABs program to certain bonds issued to refinance BABs. A similar proposal in the Senate would extend the BABs program only to December 31, 2011. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust. If the BABs program is not extended and there cease to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. See “Risks—Build America Bonds Risk—Continuation of BABs Program.”

The Hiring Incentives to Restore Employment Act of 2010 (the “HIRE Act”), permits issues of certain types of municipal tax credit bonds to elect to receive direct pay subsidies similar to those provided for by the BABs program. The provisions of the HIRE Act apply to the following types of bonds: (i) Qualified School Construction Bonds (“QSCBs”), which can be issued to finance the construction, rehabilitation, or repair of a public school facility or for the acquisition of land on which such a facility is to be constructed; (ii) Qualified Zone Academy Bonds (“QZABs”), which can be issued to finance the renovation of existing schools that qualify as a “qualified zone academy;” (iii) New Clean Renewable Energy Bonds (“New CREBs”), which may be issued to finance qualified renewable energy facilities that produce electricity; and (iv) and Qualified Energy Conservation Bonds (“QECBs”), which are issued for qualified energy conservation purposes. Eligible issuers of QSCBs and QZABs can receive subsidy payments equal to 100% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury. Eligible issuers of New CREBs and QECBs can receive subsidy payments equal to 70% of the lesser of the actual interest rate of the bonds or the tax credit rate for municipal tax-credit bonds, set daily by the U.S. Treasury. QSCBs, QZABs, New CREBs and QECBs that qualify for direct pay subsidies are considered BABs for purposes of the Trust's policy of investing at least 80% of its Managed Assets in BABs.

Investment Rationale

The Sub-Adviser believes that BABs represent a compelling asset class that addresses investors’ need for liquidity, diversification, enhanced credit and yield.

•	Liquidity. Between the launch of the BABs program on April 3, 2009 and August 31, 2010 approximately $130 billion of BABs have been issued.

•	Diversification. Municipal issuers in 49 states and the District of Columbia have utilized the BABs program since its inception.

•	Enhanced Credit. Investment-grade municipal issuers have lower historical default rates than investment- grade corporate issuers.

•	Yield. BABs may offer higher yield-to-maturity than similarly-rated corporate bonds and greater call protection than similarly-rated tax-exempt municipal bonds.

    The Sub-Adviser considers itself to be at the forefront of the structuring and development of the BABs and (QSCBs) markets, with $4.3 billion in municipal assets under management, including $1.5 billion in BABs and $1.3 billion in QSCBs as of June 30, 2010.

The Trust seeks to maximize the benefits to investors of this asset class while seeking to mitigate interest-rate risk and overall portfolio volatility.

Investment Policies

Under normal market conditions:

•	The Trust will invest at least 80% of its Managed Assets in BABs.

•
The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the Act, municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income producing securities.

•	The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin.

•	The Trust will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

Credit Quality. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in securities that, at the time of investment, are investment grade quality. A security is considered investment grade quality if, at the time of investment, it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations (“NRSROs”) (that is Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch”)) that rate such security, even if it is rated lower by another, or if it is unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser.

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are rated below investment grade (that is below Baa3- by Moody’s or below BBB- by S&P or Fitch) or are unrated by any NRSRO but judged to be of comparable quality by the Sub-Adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

The credit quality policies noted above apply only at the time a security is purchased, and the Trust is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other NRSROs.

NRSROs are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays an NRSRO for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. Although these ratings may be an initial criterion for selection of portfolio investments, the Sub-Adviser also independently evaluates these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in unrated lower grade securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Sub-Adviser’s credit analysis than would be the case when the Trust invests in rated securities. A general description of the ratings of S&P, Moody’s and Fitch is set forth in Appendix A to the Statement of Additional Information.

Duration Management Strategy. “Duration” is a measure of the price volatility of a security as a result of changes in market rates of interest, based on the weighted average timing of a security’s expected principal and interest payments. Duration differs from “maturity” of a security (which is the date on which the issuer is obligated to repay the principal amount) in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations, and (in general) a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. There is no limit on the remaining maturity or duration of any individual security in which the Trust may invest, nor will the Trust’s portfolio be managed to any duration benchmark prior to taking into account the duration management strategy discussed herein.

The Trust intends to employ investment and trading strategies to seek to reduce the leverage-adjusted portfolio duration to generally less than ten (10) years. The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. treasury swaps, credit default swaps, total return swaps and futures contracts to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. For example, the Sub-Adviser may seek to manage the overall duration through the combination of the sale of interest-rate swaps on the long end of the yield curve (for example a transaction in which the Trust would pay a fixed interest rate on a 30 year swap transaction) with the purchase of an interest-rate swap on the intermediate portion of the yield curve (for example a transaction in which the Trust would receive a fixed interest rate on a ten year swap transaction). In addition, the Trust may invest up to 20% of its Managed Assets in securities other than BABs, which may consist of short-duration fixed-income securities, which may help to decrease the overall duration of the Trust’s portfolio while also potentially adding incremental yield. Initially, the Sub-Adviser anticipates focusing such investments in ABS, senior loans and high-yield fixed income securities, although the types of short-duration fixed-income securities in which the Trust may invest may vary significantly over time. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio. There can be no assurance that the Sub-Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

The investment policies set forth above may be changed by the Board of Trustees of the Trust (the “Board of Trustees”), but no change is anticipated. If the Trust’s policy with respect to investing at least 80% of its Managed Assets in BABs changes, the Trust will provide shareholders at least 60 days’ prior notice before implementation of the change. Except as otherwise noted, all percentage limitations set forth in this prospectus and the Statement of Additional Information (“SAI”) apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Portfolio Contents

The Trust’s investment portfolio may include investments in the following types of securities and investments:

Municipal Securities. The Trust may invest in taxable municipal securities (including BABs) and tax-exempt municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are often issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility or pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing powers of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, taxable municipal bonds, floating rate securities and other related securities and may purchase derivative instruments that create exposure to municipal bonds, notes and securities, however, under current law not all such types of municipal securities may be issued as BABs. The Trust may purchase municipal securities representing a wide range of sectors and issued for a wide range of purposes.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A municipal security’s market value generally will depend upon its form, maturity, call features, and interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Trust also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Trust’s original investment. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Trust will only purchase municipal securities representing lease obligations where the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days’ notice, of all or any part of the Trust’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. The Trust also may purchase municipal securities in the form of notes that generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Insured Municipal Securities. The Trust may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. To date, BABs have sold largely without insurance; however, as the BABs market continues to develop and evolve, insured BABs offerings may become more prevalent. The credit quality of companies that provide such credit enhancements will affect the value of these securities. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income, which may in turn negatively affect the Trust’s net asset value. The Trust may use any insurer, regardless of its rating. A municipal security typically will be deemed to have the rating of its insurer. However, in the event an insurer has a credit rating below the rating of an underlying municipal security or is perceived by the market to have such a lower rating, the municipal security rating would be the more relevant rating and the value of the municipal security would more closely, if not entirely, reflect such rating. As a result, the value of insurance associated with a municipal security may decline and the insurance may not add any value. The insurance feature normally provides that it guarantees the full payment of principal and interest when due of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares represented by such insured obligation.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, private activity bonds cannot be issued as BABs.

Taxable Municipal Bonds. The Trust may invest in taxable municipal bonds that do not qualify for federal support. Taxable municipal bonds are municipal bonds in which interest paid to the bondholder does not qualify as tax-exempt for federal tax purposes because of the use to which the bond proceeds are put by the municipal borrower. Taxable municipal bonds may include bonds issued to finance sports facilities or investor-led housing, refunding of a refunded issue or borrowing to replenish a municipality’s underfunded pension plan. Taxable municipal bonds may be issued on behalf of private non-profit universities or hospitals. Although taxable municipal bonds are subject to federal taxation, they may not be subject to taxation by the state in which the municipal issuer is located.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal bond established by the Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing powers of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development fails to progress as anticipated or if larger taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Floating Rate Securities. The Trust may also invest in floating rate securities issued by special purpose trusts. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). The floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the special purpose trust, the Trust as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the special purpose trust provide for a liquidation of the municipal security deposited in the special purpose trust and the application of the proceeds to pay off the floating rate security. The special purpose trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Zero Coupon Bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Trust would be required to distribute the income on any of these instruments as it accrues, even though the Trust will not receive all of the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Common Shareholders. Under current law BABs may not be structured as zero coupon bonds.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets. The securities issued by such investment vehicle are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Trust may invest in these and other types of asset-backed securities that may be developed in the future.

Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years. Longer interest rate reset periods generally increase fluctuations in the Trust’s net asset value as a result of changes in market interest rates. The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in Senior Loans should decrease. Because of prepayments, the Sub-Adviser expects the average life of the Senior Loans in which the Trust invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a

Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance.

Many Senior Loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (“SEC”), or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Sub-Adviser will consider, and may rely in part on, analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Trust will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Sub-Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Sub-Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Trust’s net asset value. In addition, the Trust may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Trust could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Trust may have to sell other investments including at times when it may not be advisable to do so, or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Trust’s yield may be lower.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans reset only periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than that of fixed rate instruments. As a result, to the extent the Trust invests in floating-rate Senior Loans, the Trust’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Trust invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Trust’s net asset value. Other factors, including rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity, can reduce the value of Senior Loans and other debt obligations, impairing the Trust’s net asset value.

The Trust may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Trust may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. If the Trust purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust. For example, if such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender’s portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any NRSRO. Given the current structure of the markets for loan participations and assignments, the Trust currently expects to treat these securities as illiquid.

The Trust may use an independent pricing service or prices provided by dealers to value loans and other debt securities at their market value. The Trust will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Other Income Producing Securities. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including other income producing securities. In addition to ABS and Senior Loans which are discussed above, other income producing securities in which the Trust may invest are described in the SAI.

Investment Funds. As an alternative to holding investments directly, the Trust may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in other investment companies, including U.S. registered investment companies and/or other U.S. or foreign pooled investment vehicles (collectively, “Investment Funds”). Investment Funds do not include structured finance investments, such as asset-backed securities. To the extent that the Trust invests in Investment Funds that invest at least 80% of their total assets in BABs, such investment will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs. Investments in other Investment Funds involve operating expenses and fees at the Investment Funds level that are in addition to the expenses and fees borne by the Trust and are borne indirectly by Common Shareholders.

Synthetic Investments. As an alternative to holding investments directly, the Trust may also obtain investment exposure to investments in which the Trust may invest directly through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in which the Trust may invest directly. The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies, including counterparty risk, lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments. To the extent that the Trust obtains indirect investment exposure to BABs through the use of the foregoing derivative instruments with economic characteristics similar to BABs, such investments will be counted for purposes of the Trust’s policy of investing at least 80% of its Managed Assets in BABs. The Trust has not adopted any percentage limitation with respect to the overall percentage of investment exposure to BABs that the Trust may obtain through the use of derivative instruments.

Illiquid Securities. The Trust may invest up to 15% of its Managed Assets in municipal securities that are, at the time of investment, illiquid and certain other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Trust invests in Rule 144A securities, the level of portfolio illiquidity may increase to the extent that eligible buyers become uninterested in purchasing such securities. It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Interest Rate Transactions. In connection with the Trust’s duration management strategy and anticipated use of Financial Leverage, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay or receive a fixed-rate payment in exchange for a variable-rate payment. An interest rate cap transaction would require the Trust to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

In connection with the Trust’s duration management strategy, the Trust may use interest rate swaps to reduce the overall duration of the portfolio. In connection with the Trust’s anticipated leverage, the Trust may use interest rate swaps or caps to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage. For example, the Trust may agree to pay to the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Trust a variable-rate payment that is intended to approximate all or a portion of the Trust’s variable-rate payment obligation on the Trust’s Financial Leverage.

The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust’s receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to earmark or segregate cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily. The Trust will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. The Trust will be subject to credit risk with respect to the counterparties to interest rate transactions entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default by a counterparty could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust’s investments.

At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. The Trust may choose or be required to prepay Indebtedness. Such a prepayment would likely result in the Trust’s seeking to terminate early all or a portion of any swap or cap transaction entered into in connection with the Trust’s use of Financial Leverage. Such early termination of a swap could result in a termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust. There may also be penalties associated with early termination.

Temporary Defensive Investments

At any time when a temporary defensive posture is believed by the Sub-Adviser to be warranted (a “temporary defensive period”), the Trust may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Trust may invest are obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated A-1 or higher by

S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During a temporary defensive period, the Trust may also invest in shares of money market mutual funds. Money market mutual funds are investment companies, and the investments in those companies by the Trust are in some cases subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions” in the SAI. As a shareholder in a mutual fund, the Trust will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. See “Management of the Trust.” The Trust may not achieve its investment objectives during a temporary defensive period or be able to sustain its historical distribution levels.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments. The Trust may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved, in order to acquire the security or to hedge against anticipated changes in interest rates and price. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Trust may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Trust prior to the settlement date. The Trust will earmark or segregate cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Loans of Portfolio Securities. To increase income, the Trust may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1 / 3% of the value of the Trust’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Trust, and any gain or loss in the market price during the period of the loan would inure to the Trust. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Trust is unsettled. As a result, under extreme circumstances, there may be a restriction on the Trust’s ability to sell the collateral and the Trust would suffer a loss. See “Investment Objectives and Policies—Loans of Portfolio Securities” in the SAI.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Trust collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Trust would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Trust to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Trust that is not subject to market fluctuations during the holding period. The Trust bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Trust is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Trust enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Trust has not adopted percentage limitations with respect to the percentage of its assets that may be subject to repurchase agreements. The Trust will not enter into repurchase agreements with the Adviser, the Sub-Adviser or their affiliates.

Strategic Transactions

In addition to those derivatives transactions utilized in connection with the Trust’s duration management strategy and those described above under “—Portfolio Contents—Interest Rate Transactions,” the Trust may, but is not

required to, use various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“Strategic Transactions”). In the course of pursuing Strategic Transactions, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, instruments or equity and fixed-income indices, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are developed or permitted as regulatory changes occur.

The Trust generally may seek to use Strategic Transactions to earn income, facilitate portfolio management and mitigate risks.  The Trust may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or obtain indirect investment exposure as a substitute for purchasing or selling particular securities directly. The Trust will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Trust to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Losses on Strategic Transactions may reduce the Trust’s net asset value and its ability to pay distributions if they are not offset by gains on portfolio positions being hedged.  The use of Strategic Transactions may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. The use of Financial Leverage by the Trust, if any, may limit the Trust's ability to use Strategic Transactions.

For a more deleted discussion of certain derivatives  and their attendant risks, see “Investment Objectives and Policies—Derivative Instruments” in the SAI.

Portfolio Turnover

The Trust will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Trust, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). The Trust’s portfolio turnover rate may vary greatly from year to year. Higher portfolio turnover may decrease the after-tax return to individual investors in the Trust to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Trust anticipates that its annual portfolio turnover rate will be approximately 50%.

Investment Restrictions

The Trust has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Trust.

USE OF FINANCIAL LEVERAGE

The Trust may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, (iii) investing in inverse floating rate securities, and (iv) the issuance of preferred shares (“Preferred Shares”) (collectively “Financial Leverage”). So long as the net rate of return on the Trust’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to Common Shareholders. The maximum level of and types of Financial

Leverage used by the Trust must be approved by the Board of Trustees. The Trust may utilize Financial Leverage up to the limits imposed by the 1940 Act. Under current market conditions, the Trust initially expects to utilize Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1 / 3 % of the Trust’s Managed Assets (including the proceeds of such Financial Leverage). The Trust has no current intention to issue Preferred Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Indebtedness

Under the 1940 Act, the Trust generally is not permitted to issue Indebtedness unless, immediately after the Indebtedness, the value of the Trust’s total assets less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount. In addition, the Trust is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Trust’s total assets, less liabilities other than the principal amount represented by Indebtedness, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Trust utilized Indebtedness, the Trust intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Indebtedness to the extent necessary to maintain the required asset coverage. The Trust may also utilize Indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The terms of any such Indebtedness may require the Trust to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Indebtedness over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Indebtedness, which right will be senior to those of the Common Shareholders. Any such Indebtedness may contain provisions limiting certain activities of the Trust, including the payment of dividends to Common Shareholders in certain circumstances. Any Indebtedness will likely be ranked senior or equal to all other existing and future Indebtedness of the Trust. If the Trust utilizes Indebtedness, the Common Shareholders will bear the offering costs of the issuance of any Indebtedness, which are currently expected to be approximately .25% of the total amount of an offering of Indebtedness, and which is included as a component of “Interest payments on borrowed funds” in the Annual Expenses table under “Summary of Trust Expenses.”

Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

The 1940 Act grants to the lenders to the Trust, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Reverse Repurchase Agreements and Dollar Roll Transactions

In reverse repurchase agreement transactions, the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase agreement, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of reverse repurchase agreements.

A dollar roll transaction involves a sale by the Trust of a security, often a mortgage-backed security, concurrently with an agreement by the Trust to purchase a similar security at a later date at an agreed-upon price. The securities that are purchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

With respect to Financial Leverage incurred through engaging in reverse repurchase agreements and dollar rolls, the Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the Staff of the SEC. Under current interpretations of the Staff of the SEC, the Trust would earmark or segregate liquid assets in an amount equal to the Trust’s repurchase obligation under the reverse repurchase agreement. As a result of such segregation, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Therefore, the Trust’s ability to utilize Financial Leverage through such transactions will not be limited by the 1940 Act, but will be limited by the Trust’s maximum overall leverage levels approved by the Board of Trustees (currently 33 1/3% of the Trust's Managed Assets) and may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

With respect to any reverse repurchase agreement, dollar roll or similar transaction, the Trust’s Managed Assets shall include any proceeds from the sale of an asset of the Trust to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Inverse Floating Rate Securities

Under current market conditions, the Trust anticipates utilizing Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. The Trust also may utilize Financial Leverage through investments in inverse floating rate securities (sometimes referred to as “inverse floaters”), although the Trust will not do so during its first year of operation. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. The holder of the inverse floating rate securities receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the special purpose trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than that of the underlying securities due to the leveraging effect of this ownership structure. The volatility of the interest cash flow and the residual market value will vary with the degree to which the special purpose trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a special purpose trust. The market for such inverse floating rate securities issued by special purpose trusts formed with taxable municipal securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities.

The Trust may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Trust. At the Sub-Adviser’s discretion, the Trust may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Trust may enter into such shortfall and forbearance agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the special purpose trust has declined in value. Such an agreement would require the

Trust to reimburse the third party sponsor of the special purpose trust, upon termination of the special purpose trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the special purpose trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Trust to a risk of loss that exceeds its investment in the inverse floating rate securities. Absent a shortfall and forbearance agreement, the Trust would not be required to make such a reimbursement. If the Trust chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Trust could incur a loss.

With respect to Financial Leverage incurred through investments in inverse floating rate securities, the Trust intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the Staff of the SEC. Under current interpretations of the Staff of the SEC, the Trust would earmark or segregate liquid assets, not including assets deposited in the special purpose trust, in an amount equal to any short term floaters that are not owned by the Trust, plus any accrued but unpaid interest due on such short term floaters, issued by special purpose trusts sponsored on behalf of the Trust. As a result of such segregation, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Therefore, the Trust’s ability to utilize Financial Leverage through such transactions will not be limited by the 1940 Act, but will be limited by the Trust’s maximum overall leverage levels approved by the Board of Trustees (currently 33 1/3% of the Trust's Managed Assets) and may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

With respect to inverse floating rate securities, the Trust’s Managed Assets include assets attributable to the Trust’s use of effective leverage (whether or not those assets are reflected in the Trust’s financial statements for purposes of generally accepted accounting principles), including the portion of assets in special purpose trusts of which the Trust owns the inverse floater certificates that has been effectively financed by the special purpose trust’s issuance of floating rate certificates.

Preferred Shares

Although the Trust has no current intention to do so, the 1940 Act also permits the Trust to utilize Financial Leverage through the issuance of Preferred Shares. The Trust’s Governing Documents provide that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Trust may not issue Preferred Shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the value of the Trust’s total assets). For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the Preferred Shares. “Senior security” means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Trust in preference to the Common Shares. In addition, the Trust is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%. Any Preferred Shares issued by the Trust would have special voting rights and a liquidation preference over the Common Shares. Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the Common Shareholders.

If Preferred Shares are outstanding, two of the Trust’s Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Trust will be elected by Common Shareholders and Preferred Shares voting together as a single class. In the unlikely event the Trust failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Trust.

The Trust may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the 1940 Act. The Trust has no present intention to issue Preferred Shares.

Certain Portfolio Transactions

In addition, the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of such transactions obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transactions in accordance with applicable interpretations of the Staff of the SEC. To the extent the terms of such transactions obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions the Trust may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover will ensure that the Trust has liquid assets available to satisfy its obligations under such transactions. As a result of such segregation or cover, the Trust’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Trust’s financial leverage. To the extent that the Trust’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

Effects of Financial Leverage

Assuming (i) the use by the Trust of Financial Leverage representing approximately 33 1 / 3 % of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) and (ii) interest costs to the Trust at an average annual rate of 1.25% with respect to such Financial Leverage, then the incremental income generated by the Trust’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately .42% to cover such interest expense. These numbers are merely estimates used for illustration. The amount of Financial Leverage used by the Trust as well as actual interest expenses on such Financial Leverage may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of Financial Leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Trust’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 33 1 / 3 % of the Trust’s Managed Assets (including the proceeds of such Financial Leverage) and the Trust’s currently projected annual interest rate of 1.25% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Financial Leverage.

Assumed portfolio total return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	-15.62%	-8.12%	-.62%	6.87%	14.37%

Common Share total return is composed of two elements—the Common Share dividends paid by the Trust (the amount of which is largely determined by the Trust’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Trust’s portfolio and not the performance of the Trust’s Common Shares, the value of which will be determined by market and other factors.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

Unless and until the Trust utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Trust. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

The Trust is a newly-organized, diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

An investment in the Common Shares of the Trust should not be considered a complete investment program. The Trust is intended for long-term investors seeking current income and capital appreciation. The Trust is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each Common Shareholder should take into account the Trust’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Trust.

Investment and Market Risk

An investment in Common Shares of the Trust is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares of the Trust represents an indirect investment in the securities owned by the Trust, including municipal securities, which generally trade in the over-the-counter markets. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Trust will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Trust dividends and distributions.

Management Risk

The Trust is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Trust, but there can be no guarantee that these will produce the desired results. The Trust will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Trust may lose value.

Build America Bonds Risk

The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended, it is impossible to predict the extent to which a market for such bonds will develop, meaning that BABs may experience less liquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of Direct Payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on Direct Payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the IRS Offset Rule allows for the possibility that subsidy payments received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the IRS may audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors. If the IRS concludes that a

BAB was mis-priced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value. In this regard, the State of Florida recently announced that it suspended the new issuance of BABs as a result of its uncertainty relating to the IRS Offset Rule and, in May 2010, the IRS withheld subsidies from several states and municipalities, including Austin, Texas and the State of Maryland.

Because the BABs program is new, certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the IRS or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to Direct Payment BABs, if any, nor is it known what effect such possible procedures would have on the BABs market. Legislation extending the relevant provisions of the Act, if any, may also modify the characteristics of BABs issued after December 31, 2010, including the amount of subsidy paid to issuers.

The Trust intends to invest primarily in BABs and therefore the Trust’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (e.g., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Continuation of BABs Program. Currently, bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. The Obama administration and Congress are considering a variety of proposals to extend or modify the BABs program. In particular, a bill approved by the House of Representatives would (1) extend the BABs program to March 31, 2013, (2) reduce the amount of the direct pay subsidy for bonds issued after 2010, and (3) apply the BABs program to certain bonds issued to refinance BABs. A similar proposal in the Senate would extend the BABs program only to December 31, 2011. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust. If the BABs program is not extended and there cease to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the Common Shares in the offering on any future termination date. Investors who purchase Common Shares may receive more or less than their original investment upon any termination of the Trust.

General Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the Sub-Adviser’s analytical abilities.

The secondary market for municipal securities, particularly the below investment grade bonds in which the Trust may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

Many state and municipal governments are currently under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing powers of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes.

Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors. Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code; municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Credit Risk

Credit risk is the risk that one or more securities in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status.

Interest Rate Risk

Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Trust’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Trust to reinvest in lower-yielding securities and potentially reducing the Trust’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Trust’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater because certain interest rates are near or at historically low levels. To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Trust may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Trust’s net asset value.

The Trust may invest in variable and floating rate debt securities. Rates on these securities typically reset only periodically so changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Trust’s net asset value, although these types of securities generally are less sensitive to interest rate changes than longer duration fixed rate instruments. Conversely, variable and floating rate debt securities generally will not increase in value if interest rates decline.

Duration Management Risk

In connection with the Trust’s duration management strategy, the Trust may utilize certain strategies, including interest rate swaps, in order to manage the duration of the Trust’s portfolio to reduce the interest rate sensitivity of the Trust’s debt securities and decrease the Trust’s exposure to interest rate risk. Certain aspects of the Trust’s duration management strategy may not be implemented until after the full investment of the proceeds of this offering. Until the duration management strategy is fully implemented, the Trust may be more subject to interest rate risk. There can be no assurance that the Sub-Adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objectives.

Financial Leverage Risk

The Trust initially expects to employ Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Financial Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and dividend rate of the Common Shares than a comparable portfolio without Financial Leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any Financial Leverage that the Trust must pay will reduce the return to the Common Shareholders;

•	the effect of Financial Leverage in a declining market may result in a greater decline in the net asset value of the Common Shares than if the Trust were not leveraged;

•	when the Trust uses Financial Leverage, the investment advisory fees payable to the Adviser and Sub- Adviser will be higher than if the Trust did not use Financial Leverage; and

•	Financial Leverage may increase operating costs, which may reduce total return.

The Trust will have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment. Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Investing in such securities may expose the Trust to certain risks. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal.

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction in accordance with applicable interpretations of the Staff of the SEC. To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objectives.

Reinvestment Risk

Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A municipal security’s issuer may call the security for redemption before it matures. If this happens to a municipal security that the Trust holds, the Trust may lose income and may have to invest the proceeds in municipal securities with lower yields. A decline in income could affect the Common Shares’ market price or investors’ overall returns.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Trust’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Trust’s portfolio.

Insurance Risk

The Trust may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of these securities. To date, BABs have been sold largely without insurance; however, as the BABs market continues to develop and evolve, insured BABs offerings may become more prevalent. Many significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. As concern has increased about the balance sheets of insurers, prices on insured bonds—especially those bonds issued by weaker underlying credits—declined. Most insured bonds are currently being valued according to their fundamentals as if they were uninsured. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of the Common Shares attributable to such insured obligation.

Below Investment Grade Securities Risk

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in Common Shares of the Trust, both in the short-term and the long-term. See “—Volatility Risk” and “—Recent Market Developments Risks.”

Sector Risk

The Trust may invest a significant portion of its Managed Assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political and regulatory developments than other sectors of municipal issuers. If the Trust invests a significant portion of its Managed Assets in the sectors noted above, the Trust’s performance may be subject to additional risk and variability. To the extent that the Trust focuses its Managed Assets in the hospital and healthcare facilities sector, for example, the Trust will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, maintenance, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Securities

The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk

Investing in ABS entails various risks, including credit risks, liquidity risks, interest rate risks, market risks and legal risks. ABS are subject to significant credit risks because of the credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Trust may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss.

The collateral underlying ABS may constitute assets related to a wide range of industries and sectors. For example, ABS can be collateralized with credit card and automobile receivables. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase, which may adversely affect the value of any ABS owned by the Trust. In addition, these securities may provide the Trust with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. The Credit CARD Act of 2009 imposes new regulations on the ability of credit card issuers to adjust the interest rates and exercise various other rights with respect to indebtedness extended through credit cards. The Trust and the Sub-Adviser cannot predict what effect, if any, such regulations might have on the market for ABS and such regulations may adversely affect the value of ABS owned by the Trust. U.S. automobile manufacturers have recently reported reduced sales and the potential inability to meet their financing needs. As a result, certain automobile manufacturers have been granted access to emergency loans from the U.S.

Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Senior Loan Risk

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Trust’s investments, and the Sub-Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Trust is particularly dependent on the analytical abilities of the Sub-Adviser.

The Trust may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. The companies issuing such Senior Loans are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Trust may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid securities are also difficult to value. See “—Below Investment Grade Securities Risk.”

Although the Senior Loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Trust will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Trust. Such court action could under certain circumstances include invalidation of Senior Loans.

The Trust may purchase Senior Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Trust. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Trust may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If such loan is foreclosed, the Trust could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Trust may also purchase, without limitation, participations in Senior Loans. The participation by the Trust in a lender’s portion of a Senior Loan typically will result in the Trust having a contractual relationship only with such lender, not with the Borrower. As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Trust may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. When purchasing loan participations, the Trust assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust may invest may not be rated by any NRSRO.

Liquidity Risk

The Trust may invest up to 15% of its Managed Assets in municipal securities that are, at the time of investment, illiquid and certain other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the Sub-Adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper) may be treated as liquid for these purposes. Inverse floating rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Volatility Risk

The use of Financial Leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust’s Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality (i.e., “junk bonds”), which may be less liquid and therefore more volatile than investment grade municipal securities. As a result, the net asset value and market price of the Common Shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment grade securities.

Inverse Floating Rate Securities Risk

Under current market conditions, the Trust anticipates utilizing Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. However, the Trust also may utilize Financial Leverage through investments in inverse floating rate securities (sometimes referred to as “inverse floaters”). Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Distributions on inverse floating rate securities bear an inverse relationship to short-term municipal bond interest rates. In general, income on inverse floating rate securities will decrease, or in the extreme be eliminated, when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment, which may have a negative effect on the returns of inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Trust’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities. The structure and degree to which the Trust’s inverse floating rate securities are leveraged will vary based upon a number of factors, including the size of the special purpose trust itself and the terms of the underlying municipal security. In the event of a significant decline in the value of an underlying security, the Trust may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating the special purpose trust or other collateral required to maintain the Trust’s anticipated effective leverage ratio. The market price of inverse floating rate securities is generally more volatile than that of the underlying securities due to leverage.

The Trust may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust. In the Sub-Adviser’s discretion, the Trust may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Trust may enter into such shortfall and forbearance agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the special purpose trust has declined in value. Such an agreement would require the Trust to reimburse the third party sponsor of the special purpose trust, upon termination of the special purpose trust issuing the inverse floating rate security, the difference between the liquidation value of the bonds held in the special purpose trust and the principal amount due to the holders of floating rate interests. In such instances, the Trust may be at risk of loss that exceeds its original investment in the inverse floating rate securities. The Trust’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Trust may be highly leveraged.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The Trust may invest in taxable inverse floating rate securities, issued by special purpose trusts formed with taxable municipal securities. The market for such inverse floating rate securities issued by special purpose trusts formed with taxable municipal securities is relatively new and undeveloped. Initially, there may be a limited number of counterparties, which may increase the credit risks, counterparty risk and liquidity risk of investing in taxable inverse floating rate securities.

The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of Financial Leverage. In certain circumstances, to the extent the Trust relies on inverse floating rate securities to achieve its desired effective leverage ratio, the likelihood of an increase in the volatility of net asset value and market price of the Common Shares may be greater.

To the extent the Trust relies on inverse floating rate securities to achieve its desired effective leverage ratio, the Trust may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Trust portfolio holdings in certain circumstances, including, but not limited to, the following:

•	if the Trust has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	if special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and/or

•
if the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the special purpose trust) and if additional collateral has not been posted by the Trust.

Recent Market Developments

Global and domestic financial markets have experienced periods of unprecedented turmoil. Instability in the credit markets has made it more difficult for a number of issuers to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the conditions in the credit markets, issuers of debt securities may be subject to increased costs for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. There is also a risk that developments in sectors of the credit markets in which the Trust does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Trust does invest, including securities owned by the Trust.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led to worsening general economic conditions, which materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Such market conditions may increase the volatility of the value of securities owned by the Trust, may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis and may adversely affect the ability of the Trust to borrow for investment purposes and increase the cost of such borrowings, which would reduce returns to the Common Shareholders. These developments adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Trust to make payments of principal and interest when due, lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Trust and adversely affect the net asset value of the Trust’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Trust’s portfolio.

Governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. In addition to actions taken at the federal level, certain municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt.

Recently markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Trust’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets in the Trust’s portfolio. The Adviser and the Sub-Adviser intend to monitor developments and seek to manage the Trust’s portfolio in a manner consistent with achieving the Trust’s investment objectives, but there can be no assurance that it will be successful in doing so.

Government Intervention in Financial Markets

The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.

Legislation Risk

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Trust or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Trust invests. Legislation or regulation may also change the way in which the Trust itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objectives.

Strategic Transactions Risk

The Trust may engage in various Strategic Transactions, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. The use of Strategic Transactions to enhance total return may be particularly speculative. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use Strategic Transactions depends on the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Synthetic Investments Risk

As an alternative to holding investments directly, the Trust may also obtain investment exposure to credit securities through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Trust may invest. The Trust may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Trust’s investment strategies. If the Trust enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Trust may not have the ability to increase or decrease its exposure. In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Trust will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Trust’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Trust’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Counterparty Risk

The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Securities Lending Risk

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis and the Trust may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Investment Funds Risk

Investments in Investment Funds present certain special considerations and risks not present in making direct investments in securities in which the Trust may invest. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Trust. Such expenses and fees attributable to the Trust’s investments in Investment Funds are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Trust to an additional layer of financial leverage.

Market Discount Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Common Shares soon after the completion of the public offering, as the net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering expenses. Common Shares of the Trust are designed primarily for long-term investors; investors in Common Shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses. See “Tax Matters.”

Market Disruption and Geopolitical Risk

Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Anti-Takeover Provisions Risk

The Trust’s Amended and Restated Agreement and Declaration of Trust, dated October 20, 2010 (the “Declaration of Trust”), and the Trust’s Bylaws (collectively, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Anti-Takeover and Other Provisions in the Trust’s Governing Documents.”

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Trust, including general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under “Management of the Trust” in the SAI.

The Adviser

The Adviser is a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. (“Guggenheim Funds”), which acts as the Trust’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of June 30, 2010, Guggenheim Funds entities have provided supervision, management and/or servicing on $15.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser is a registered investment adviser.

Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm with more than $100 billion in assets under supervision as of June 30, 2010. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Pursuant to the Advisory Agreement, the Adviser is responsible for the management of the Trust, furnishes offices, necessary facilities and equipment on behalf of the Trust, oversees the activities of the Trust’s Sub-Adviser, provides personnel, including certain officers required for the Trust’s administrative management, and pays the compensation of all officers and Trustees of the Trust who are its affiliates.

As compensation for its services, the Trust pays the Adviser a fee, payable monthly, in an annual amount equal to .60% of the Trust’s average daily Managed Assets (from which the Adviser pays the Sub-Adviser’s fee as described below). “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage (whether or not these assets are reflected in the Trust’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and/or Preferred Shares.

The Advisory Agreement was approved by the Board of Trustees on September 23, 2010. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Trust’s initial report to shareholders, for the period ending November 30, 2010.

In addition to the fees of the Adviser, the Trust pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Trust’s independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

In 2009 the SEC conducted an examination of the Adviser and in 2010 reported to the Adviser that the SEC believed that certain deficiencies existed in procedures and disclosure relating to the management of a liquidated closed-end fund advised by the Adviser and sub-advised by a third-party sub-adviser who is not the sub-adviser to the Trust. In April 2010, SEC initiated an investigation of this liquidated closed-end fund and issued a subpoena to the Adviser, who has responded to this request for information and continues to cooperate with this investigation. Based on current knowledge, the Adviser believes that this matter will be resolved without a material adverse effect to its financial condition or its ability to act as investment adviser to the Trust, although there can be no assurance that this assessment will reflect the ultimate outcome of the pending matter.

The Sub-Adviser

Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim, acts as the Trust’s investment sub-adviser pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Board of Trustees, is responsible for the management of the Trust’s portfolio of investments and provides certain facilities and personnel related to such management. As compensation for the Sub-Adviser’s services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to .30% of the Trust’s average daily Managed Assets.

The Sub-Advisory Agreement was approved by the Board of Trustees on September 23, 2010. A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Trust’s initial report to shareholders, for the period ending November 30, 2010.

Conflicts of Interest

During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust.

Portfolio Management

The Sub-Adviser’s investment process is a collaborative effort between its portfolio construction group, which utilizes tools such as Guggenheim’s financial analysis model to determine allocation of assets among a variety of sectors, and its sector specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuer or with investment banks and dealers involved in the origination of such securities. The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Trust’s portfolio are:

B. Scott Minerd, Chief Investment Officer and Chief Executive Officer. Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group (1994-1996). In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. Government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro medium-term-notes, domestic European Bonds, floating rate notes, derivative securities and money market products in 12 European currencies and Asian markets (1988-1994). Mr. Minerd has also held capital markets positions with Merrill Lynch (1983-1988) and Continental Bank (1982-1983) and was a Certified Public Accountant working for Price Waterhouse (1980-1982). Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.

Anne Bookwalter Walsh, Senior Managing Director. Ms. Walsh joined Guggenheim and the Sub-Adviser in 2007. Prior to joining Guggenheim, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Prior to that role, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her BSBA and MBA from Auburn University and her JD from the University of Miami School of Law. She is a CFA Charter holder, a Fellow of the Life Management Institute and a member of the CFA Institute.

James E. Pass, Managing Director, Municipals. Mr. Pass joined Guggenheim and the Sub-Adviser in 2009. Mr. Pass is responsible for the research, development and implementation of Guggenheim’s strategy involving municipal obligations. Previously, Mr. Pass was a Managing Director at RBC Capital Markets (2000-2009) where he managed the firm’s Midwest Region, which included Illinois, Indiana, Michigan, Missouri, Ohio and Wisconsin. Mr.

Pass has been involved in the municipal sector since 1986 and his municipal expertise has been recognized by The Bond Buyer, National Federation of Municipal Analysts and Bloomberg as he has served as a panelists at various conferences. Mr. Pass has the following security registrations: 7, 52, 53 and 63.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Trust.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Trust’s total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Trust holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Trust calculates its net asset value as of the close of regular trading on the NYSE on each day on which there is a regular trading session on the NYSE. Information that becomes known to the Trust or its agent after the Trust’s net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined net asset value.

The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust’s values certain of its portfolio securities using independent dealers or pricing services selected under the supervision of the Board of Trustees. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transaction in comparable investments and information with respect to various relationships between investments. The Trust periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. In the event that quotations are not available or the application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees as reflecting fair value. Fair value represents a good faith approximation of the value of an asset at the time such approximation is made.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

The Trust values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded.

Any swap transaction that the Trust enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Trust enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to Common Shareholders through monthly distributions. In addition, the Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust expects that dividends paid on the Common Shares will consist primarily of (i) investment company taxable income taxed as ordinary income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). The Trust cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of net capital gain, which is taxed at reduced rates for non-corporate investors. The Trust does not expect that a significant portion of its distributions will consist of qualified dividend income.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

Initial distributions to Common Shareholders are expected to be declared approximately 60 to 90 days after completion of the Common Share offering, and paid approximately 90 to 120 days after the completion of the Common Share offering, depending upon market conditions. The Trust expects that over time it will distribute all of its investment company taxable income. The investment company income of the Trust will consist of all dividend and interest income accrued on portfolio assets, short-term capital gain and income from certain hedging and interest rate transactions, less all expenses of the Trust. Expenses of the Trust will be accrued each day.

To permit the Trust to maintain more stable monthly distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of net investment income actually earned by the Trust during the period, and the Trust may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

If you hold your Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Trust’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by the Trust will be automatically reinvested in additional Common Shares of the Trust pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Under the Trust’s Dividend Reinvestment Plan, a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York Mellon, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York Mellon as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the

Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, Pennsylvania 15252-8015, phone number: (866) 488-3559.

DESCRIPTION OF CAPITAL STRUCTURE

The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of June 30, 2010. The following is a brief description of the terms of the Common Shares, Borrowings and Preferred Shares which may be issued by the Trust. This description does not purport to be complete and is qualified by reference to the Trust’s Governing Documents.

Common Shares

Pursuant to the Declaration of Trust, the Trust is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $.01 per share,except that the Trustees have the power to cause Common Shareholders to pay expenses of the Trust by setting off charges due from Common Shareholders from declared but unpaid dividends or distributions owed the Common Shareholders and/or by reducing the number of Common Shares owned by each respective Common Shareholder. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Trust’s outstanding voting securities.

The Trust’s Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “GBAB.”

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of close-end investment companies may frequently trade on an exchange at prices lower than prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors beyond the Trust’s control, the Trust cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are deigned primarily for long-term investors, and investors in the Common Shares should not view the Trust as a vehicle for trading purposes. See “Repurchase of Common Shares; Conversion to Open-End Trust.”

The Trust’s net asset value per Common Share generally increases and decreases based on the market value of the Trust’s securities. Net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Trust. See “Use of Proceeds.”

The Trust will not issue certificates for Common Shares.

Borrowings

The Declaration of Trust provides that the Board of Trustees may authorize the borrowing of money by the Trust, without the approval of the Common Shareholders. The Trust may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Trust’s assets as security. In connection with such borrowings, the Trust may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1 / 3 % of the value of the Trust’s total assets less liabilities and indebtedness of the Trust. The Trust may also borrow for temporary purposes in excess of such limit in an amount not to exceed 5% of the Trust’s total assets.

The rights of lenders to receive interest on and repayment of amounts borrowed by the Trust will be senior to the rights of Common Shareholders. The terms of such borrowing may limit certain activities of the Trust, including payment of distributions to Common Shareholders. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any borrowing by the Trust, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to the Common Shareholders.

Preferred Shares

The Declaration of Trust provides that the Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such Preferred Share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust’s total assets less liabilities and indebtedness of the Trust. Any Preferred Shares issued by the Trust would have special voting rights and a liquidation preference over the Common Shares. If the Trust issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. Issuance of Preferred Shares would constitute Financial Leverage and would entail special risks to the Common Shareholders. The Trust has no present intention to issue Preferred Shares.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
TRUST’S GOVERNING DOCUMENTS

The Trust presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Trust, (ii) the Trust’s freedom to engage in certain transactions or (iii) the ability of the Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Trust’s management. These provisions of the Governing Documents of the Trust may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

•	the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•
the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•
the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Trust to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Trust to an open-end investment company be approved by the shareholders.

To liquidate the Trust, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Additional Information.”

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Trust in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

Repurchase of Common Shares

The Board of Trustees will review periodically the trading range and activity of the Trust’s shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

Conversion to Open-End Fund

To convert the Trust to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.

In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Trust to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

TAX MATTERS

The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Shareholders are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Trust must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. Federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains. The Trust intends to distribute at least annually substantially all of such income.

The Trust primarily invests in taxable municipal securities whose income is subject to U.S. Federal income tax. Thus, distributions paid to you by the Trust from its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) are generally taxable to you as ordinary income to the extent of the Trust’s current and accumulated earnings and profits. The Trust does not expect that its ordinary income dividends will be treated as “qualified dividend income,” which is eligible for taxation at the rates applicable to long-term capital gains in the case of individual shareholders, or that a corporate shareholder will be able to claim a dividends received reduction with respect to Trust distributions.

Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. For individuals, long-term capital gain is generally taxed at a reduced maximum rate.

If, for any calendar year, the Trust’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the Common Shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares. Generally, on or before February 15th of each year, you will be provided with a written notice designating the amount of ordinary dividend income, capital gain dividends and other distributions (if relevant).

The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you (provided that the shares were held as a capital asset), which will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. Any loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the U.S. Federal income tax rates applicable to ordinary income, while long-term capital gain generally will be taxed at a reduced maximum U.S. Federal income tax rate.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate its ordinary income, net capital gain and other relevant items (if any) between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to shareholders. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The Trust is required in certain circumstances to withhold, for U.S. Federal backup withholding purposes, on taxable dividends and certain other payments paid to certain holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who do not otherwise establish an exemption from or are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS. In addition, the Trust may be required to withhold on distributions to non-U.S. Shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. Federal, foreign, state, local income or other taxes.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated October 26, 2010, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Wells Fargo Securities, LLC and Raymond James & Associates, Inc., are acting as representatives, has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Number
Underwriter	of Shares

Merrill Lynch, Pierce, Fenner & Smith
Incorporated	4,786,778
Citigroup Global Markets Inc.	2,655,205
Morgan Stanley & Co. Incorporated	2,655,205
Wells Fargo Securities, LLC	2,681,678
Raymond James & Associates, Inc.	1,089,957
BB&T Capital Markets, a division of Scott & Stringfellow, LLC	82,782
Guggenheim Funds Distributors, Inc.	205,409
J.J.B. Hilliard, W.L. Lyons, LLC	193,157
Janney Montgomery Scott LLC	70,272
Ladenburg Thalmann & Co. Inc.	350,000
Maxim Group LLC	76,688
RBC Capital Markets Corporation	919,795
Stifel, Nicolaus & Company, Incorporated	469,096
Wedbush Securities Inc.	174,761
Wunderlich Securities, Inc.	147,167
Crowell, Weedon & Co.	9,865
Dominick & Dominick LLC	11,405
Gilford Securities Incorporated	41,989
Wayne Hummer Investments L.L.C.	9,037
Moors & Cabot, Inc.	9,750
Morgan Keegan & Company, Inc.	115,641
Newbridge Securities Corporation	20,000
Northeast Securities, Inc.	8,278
David A. Noyes & Company	60,706
Southwest Securities, Inc.	31,620
Summit Brokerage Services, Inc.	44,357
J.P. Turner & Company, L.L.C.	33,412
Westminster Financial Securities, Inc.	45,990
Total	17,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased. In the underwriting agreement, the Trust, the Adviser and the Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.60 per share. The sales load investors in the Trust will pay of $.90 per share is equal to 4.5% of the initial offering price. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before October 29, 2010.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$340,000,000	$385,667,960
Sales load	$.90	$15,300,000	$17,355,058
Estimated offering expenses	$.04	$680,000	$771,336
Proceeds, after expenses, to Trust	$19.06	$324,020,000	$367,541,566

Offering expenses payable by the Trust will be deducted from the Proceeds to the Trust. Total offering expenses (other than sales load) are estimated to be $940,000, of  which $680,000 will be paid by the Trust. The Trust has agreed to pay the underwriters $113,390 ($.00667 per Common Share) as partial reimbursement of expenses incurred in connection with this offering. The Adviser has agreed to pay (i) all of the Trust’s organizational costs and (ii) offering expenses of the Trust (other than sales load, but inclusive of the partial reimbursement of expenses of the underwriters) that exceed $.04 per Common Share sold in the offering, including pursuant to the overallotment option. The Trust has agreed to pay up to .15% of the public offering price of the securities sold in this offering to Guggenheim Funds Distributors, Inc. (“Guggenheim Funds Distributors”), an affiliate of the Adviser and the Sub-Adviser, as reimbursement for the distribution services it provides to the Trust. Such reimbursement is subject to the offering expense limitation of $.04 described above and will not be paid to the extent it would cause the offering expenses of the Trust to exceed $.04.

Overallotment Option

The Trust has granted the underwriters an option to purchase up to an additional 2,283,398 Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the preceding table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of Common Shares to be higher than it might be in the absence of such purchases.

Neither the Trust nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of Common Shares. In addition, neither the Trust nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Trust has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

     Prior to the public offering of the Common Shares, Guggenheim Funds Distributors, an affiliate of the Adviser and the Sub-Adviser, purchased Common Shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act, which requires the Trust to have a net worth of at least $100,000 prior to making a public offering. As of the date of this prospectus, Guggenheim Funds Distributors owned 100% of the Trust’s outstanding Common Shares. Guggenheim Funds Distributors may be deemed to control the Trust until such time as it owns less than 25% of the Trust’s outstanding Common Shares, which is expected to occur as of the completion of the offering of the Common Shares.

The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust’s portfolio transactions after they have ceased to be underwriters, and may also act as placement agent for issuers whose securities the Trust purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

The Common Shares will be sold to ensure that the New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Adviser and the Sub-Adviser (and not the Trust) have agreed to pay from their own assets to Merrill Lynch, Pierce, Fenner & Smith Incorporated an up-front fee for advice relating to the design and the organization of the Trust as well as for services related to the sale and distribution of the Common Shares in an aggregate amount equal to 1.25% of the total price to the public of the Common Shares sold in this offering. The total amount of these additional compensation payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 1.25% of gross proceeds of this offering.

The Adviser and the Sub-Adviser (and not the Trust) have agreed to pay to Citigroup Global Markets Inc., from their own assets, a structuring fee for advice relating to the structure, design and organization of the Trust and the distribution of its Common Shares in an aggregate amount of $783,333. The structuring fee paid to Citigroup Global Markets Inc. will not exceed  .2304% of gross proceeds of this offering.

The Adviser and the Sub-Adviser (and not the Trust) have agreed to pay to Morgan Stanley & Co. Incorporated, from their own assets, a structuring fee for advice relating to the structure, design and organization of the Trust and the distribution of its Common Shares in an aggregate amount of $775,503. The structuring fee paid to Morgan Stanley & Co. Incorporated will not exceed .2281% of gross proceeds of this offering.

The Adviser and the Sub-Adviser (and not the Trust) have agreed to pay to Wells Fargo Securities, LLC, from their own assets, a structuring fee for advice relating to the structure, design and organization of the Trust and the distribution of the Common Shares in an aggregate amount of $728,879. The structuring fee paid to Wells Fargo Securities, LLC will not exceed .2144% of gross proceeds of this offering.

The Adviser and the Sub-Adviser (and not the Trust) have agreed to pay to Raymond James & Associates, Inc., from their own assets, a structuring fee for advice relating to the structure, design and organization of the Trust and the distribution of its Common Shares in an aggregate amount of $296,250. The structuring fee paid to Raymond James & Associates, Inc. will not exceed  .0871% of gross proceeds of this offering.

Guggenheim Funds Distributors, an affiliate of the Adviser and Sub-Adviser, will provide distribution assistance during the sale of the Common Shares of the Trust, including preparation and review of the Trust’s marketing material and assistance in presentations to other underwriters and selected dealers. Guggenheim Funds Distributors may pay compensation to its employees who assist in marketing securities. Guggenheim Funds Distributors provides wholesaling efforts on behalf of the Trust to supplement the selling efforts of the other underwriters. The Trust has agreed to pay up to .15% of the public offering price of the securities sold in this offering to Guggenheim Funds Distributors as reimbursement for the distribution services it provides to the Trust. Such reimbursement is subject to the offering expense limitation of $.04 described herein and will not be paid to the extent it would cause the offering expenses of the Trust to exceed $.04. The reimbursement payable by the Trust to Guggenheim Funds Distributors for its distribution assistance will not exceed .15% of gross proceeds of this offering. Guggenheim Funds Distributors is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and is a party to the underwriting agreement.

In addition, the sum total of all compensation to the underwriters in connection with this offering of Common Shares will not exceed in the aggregate 6.6955% of gross proceeds of this offering.

The Trust anticipates that Merrill Lynch and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Trust anticipates that underwriters other than may from time to time act as dealers in connection with the execution of portfolio transactions.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York, 10036. The principal place of business of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal place of business of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal place of business of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal business address of Guggenheim Funds Distributors, Inc. is 2455 Corporate West Drive, Lisle, Illinois 60532.

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon serves as the custodian of the Trust’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Trust’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions. The Bank of New York Mellon serves as the Trust’s dividend disbursing agent, Plan Agent under the Trust’s Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Trust. The Bank of New York Mellon is located at 101 Barclay Street, New York, New York 10286.

Guggenheim Funds Investment Advisors, LLC serves as administrator to the Trust. Pursuant to an administration agreement, Guggenheim Funds Investments Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Trust, (2) coordinating with and monitoring any other third parties furnishing services to the Trust, (3) supervising the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Trust required by applicable law, (5) preparing and, after approval by the Trust, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Trust as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Trust’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Trust pays Guggenheim Funds Investment Advisors, LLC, as administrator, a fee, accrued daily and paid monthly, at the annualized rate of .0275% of the average daily Managed Assets of the Trust, reduced on assets over $200 million.

LEGAL MATTERS

Certain legal matters will be passed on for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Clifford Chance US LLP in connection with the offering of the Common Shares. Clifford Chance US LLP may rely in matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Trust with the SEC under the 1933 Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser, the Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Until November 20, 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

   17,000,000 Shares

Guggenheim Build America Bonds Managed Duration Trust

Common Shares

 $20.00 per Share

 PROSPECTUS

BofA Merrill Lynch
 Citi
 Morgan Stanley
 Wells Fargo Securities
 Raymond James
 BB&T Capital Markets
 Guggenheim Funds Distributors, Inc.
 J.J.B. Hilliard, W.L. Lyons, LLC
 Janney Montgomery Scott
 Ladenburg Thalmann & Co. Inc.
 Maxim Group LLC
 RBC Capital Markets
 Stifel Nicolaus Weisel
 Wedbush Securities Inc.
 Wunderlich Securities

October 26, 2010

Guggenheim Build America Bonds Managed Duration Trust

__________________________

Statement of Additional Information

     Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”).

     This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Trust dated October 26, 2010. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Trust at (800) 345-7999.

     The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated October 26 , 2010.

THE TRUST

     The Trust is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Trust’s common shares of beneficial interest, par value $.01 (the “Common Shares”), have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “GBAB.”

INVESTMENT OBJECTIVES AND POLICIES

Additional Investment Policies and Portfolio Contents

     The following information supplements the discussion of the Trust’s investment objectives, policies and techniques that are described in the prospectus. The Trust may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Trust’s principal investment strategies are discussed in the prospectus. The Trust may not buy all of the types of securities or use all of the investment techniques that are described.

     Auction Rate Securities. Municipal securities also include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, “auction rate securities”). In certain recent market environments, auction failures have been widespread, which may adversely affect the liquidity and price of auction rate securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. The Trust’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the 1940 Act. The Trust will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Trust.

     U.S. Government Securities. The Trust may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government, and some of which are backed only by the credit of the issuer itself.

     Mortgage-Related Securities. Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests,

S–2

issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Trust may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages. Certain mortgage-related securities that the Trust may invest in are described below.

Residential Mortgage-Backed Securities. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization. The Trust may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.

Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a privately owned government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its

S–3

guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), a new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. In addition, a July 2009 congressional report issued by the Committee on Oversight and Government Reform noted that the FNMA and FHLMC’s role in the financial crisis “was significant and has received too little attention.”

Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Trust or the price of the Trust’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Collateralized Mortgage Obligations. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Trust also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Trust’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

S–4

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Trust. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to mortgage-backed securities, including prepayment risk.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     The risks associated with mortgage-backed securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in the value of the mortgage-backed security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

     Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of debt securities. In addition, due to increased instability in the credit markets, the market for some mortgage-backed securities has experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Trust may invest in sub-prime mortgages or mortgage-backed securities that are backed by sub-prime mortgages.

     Moreover, the relationship between prepayments and interest rates may give some high-yielding mortgage-related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, mortgage-related and asset-backed security’s total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases mortgage-related and asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust’s principal investment to the extent of premium paid.

     The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that

S–5

increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

     Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

     The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and mortgage-related securities. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-line mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any mortgage-backed securities owned by the Trust.

     The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment in July 2008 of the Housing and Economic Recovery Act of 2008, a wide-ranging housing rescue bill that offers up to $300 billion in assistance to troubled homeowners and emergency assistance to Freddie Mac and Fannie Mae, companies that operate under federal charter and play a vital role in providing financing for the housing markets. The above-mentioned housing bill could potentially have a material adverse effect on the Trust’s investment as the bill, among other things, (1) allows approximately 400,000 homeowners to refinance into affordable, government-backed loans through a program run by the Federal Housing Authority (“FHA”), a division of the U.S. Housing and Urban Development (“HUD”) and (2) provides approximately $180 million for “pre-foreclosure” housing counseling and legal services for distressed borrowers. In addition, the mortgage crisis has led public advocacy groups to demand, and governmental officials to propose and consider, a variety of other “bailout” and “rescue” plans that could potentially have a material adverse effect on the Trust’s investments. Certain borrowers may also seek relief through the “FHA Secure” refinancing option that gives homeowners with non-FHA adjustable rate mortgages, current or delinquent and regardless of reset status, the ability to refinance into a FHA-insured

S–6

mortgage. The Helping Families Save Their Homes Act of 2009, which was enacted on May 20, 2009, provides a safe harbor for servicers entering into “qualified loss mitigation plans” with respect to residential mortgages originated before the act was enacted. By protecting servicers from certain liabilities, this safe harbor may encourage loan modifications and reduce the likelihood that investors in securitizations will be paid on a timely basis or will be paid in full. In addition to the above, a variety of other plans and proposals from federal and state regulatory agencies have been presented. Law, legislation or other government regulation, promulgated in furtherance of a “bailout” or “rescue” plan to address the crisis and distress in the residential mortgage loan sector, may result in a reduction of available transactional opportunities for the Trust, or an increase in the cost associated with such transactions. Any such law, legislation or regulation may adversely affect the market value of non-agency RMBS.

     A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. Such difficulties may affect the performance of non-agency RMBS and CMBS backed by mortgage loans. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

     Second-Lien Loans. Second-lien floating rate and fixed rate loans or debt (“Second-Lien Loans”) have many of the same characteristics as Senior Loans, except that Second-Lien Loans are second in lien property rather than first. Second-Lien Loans typically have adjustable floating rate interest payments. In the event of default on a Second-Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Trust.

     Second-Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second-Lien Loans are subordinated and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated loans or debt which are not backed by a security interest in any specific collateral. Second-Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

     There is also a possibility that originators will not be able to sell participations in Second-Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second-Lien Loans share the same risks as other below investment grade securities.

     Other Secured Loans. Other subordinated secured floating rate and fixed rate loans or debt (“Other Secured Loans”) are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Other Secured Loans may rank lower in right of payment to one or more Senior Loans and Second-Lien Loans of the borrower. Other Secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second-Lien Loans. Secured Loans may become subordinated in right of payment to more senior obligations of the Borrower issued in the future. Other Secured Loans may have fixed or adjustable floating rate interest payments. Because Other Secured Loans may rank lower as to right of payment than Senior Loans and Second-Lien Loans of the Borrower, they may present a greater degree of investment risk than Senior Loans and Second-Lien Loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to Senior Loans and Second-Lien Loans discussed above. The Trust may purchase interests in Other Secured Loans through assignments or participations.

     Other Secured Loans are subject to the same risks associated with investment in Senior Loans, Second-Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans and Second-Lien Loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Other Secured Loans are expected to have

S–7

greater price volatility than Senior Loans and Second-Lien Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Other Secured Loans, which would create greater credit risk exposure.

     Unsecured Loans. Unsecured floating rate and fixed rate loans or debt (“Unsecured Loans”) are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the Borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans, Second-Lien Loans and Other Secured Loans. Unsecured Loans may have fixed or adjustable floating rate interest payments. Because Unsecured Loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to Senior Loans, Second-Lien Loans and Other Secured Loans discussed above. The Trust may purchase interests in Unsecured Loans through assignments or participations.

     Unsecured Loans are subject to the same risks associated with investment in Senior Loans, Second-Lien Loans, Other Secured Loans and below investment grade securities. However, because Unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second-Lien Loans and Other Secured Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Unsecured Loans, which would create greater credit risk exposure.

     Mezzanine Investments. The Trust may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.

     Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second-Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second-Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second-Lien Loans and may be less liquid.

     Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

     Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a

S–8

collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Collateralized Bond Obligations. CBOs are structured securities backed by a diversified pool of high yield, public or private debt securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks.The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Collateralized Loan Obligations. A CLO is a structured debt security, issued by a financing company (generally called a “Special Purpose Vehicle” or “SPV”), that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

     Holders of structured finance products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance products will rise or fall, these prices (and, therefore, the prices of structured finance products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance products owned by the Trust.

     Certain structured finance products may be thinly traded or have a limited trading market. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and CDOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Investments in structured notes involve risks, including credit risk and market risk. Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange

S–9

rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

     Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. The Trust may invest in RLS in order to earn income, facilitate portfolio management and mitigate risks. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

     Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. The RLS market is thus in the early stages of development. No active trading market may exist for certain RLS, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets.

     Preferred Securities. The Trust may invest in preferred securities. There are two basic types of preferred securities. The first, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends

S–10

and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “dividends received deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust

S–11

or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the dividends received deduction. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of Trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Sub-Adviser believe that doing so would be consistent with the Trust’s investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

     Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Trust is called for redemption, the Trust would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Trust’s ability to achieve its investment objectives.

S–12

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

     Common Stocks. The Trust may invest in common stocks that the Sub-Adviser believes offer attractive income potential. Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Private Securities. Private securities have additional risk considerations than with investments in comparable public investments. Whenever the Trust invests in issuers that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Sub-Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Because there is often no readily available trading market for private securities, the Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell them if they were more widely traded. Private securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available. Private debt securities are of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

     Real Property Asset Companies. The Trust may invest in securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate. These real property asset companies include:

•
Companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or that have assets primarily invested in such real estate), including REITs; and

•
Companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

     Mortgage REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust will indirectly

S–13

bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

     Distressed and Defaulted Securities. The Trust may invest in the securities of financially distressed and bankrupt issuers, at the time of investment, including debt obligations that are in covenant or payment default, although the Trust has no present intention to do so. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

     Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Adviser’s judgment about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

     Securities Subject To Reorganization. The Trust may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Trust, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

     Rights Offerings and Warrants to Purchase. The Trust may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

S–14

     Equity-Linked Notes. Equity-linked notes are hybrid securities with characteristics of both fixed-income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on the decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market.

     Private Investment Funds. The Trust may invest in Investment Funds, but has no current intention of investing in "Private Investment Funds,” which are privately offered Investment Funds that are excluded from the definition of “investment company” under the 1940 Act, including by operation of Section 3(c)(1) or 3(c)(7) thereof, which are commonly referred to as “hedge funds.” To the extent the Trust in the future invests in Private Investment Funds, such investment may pose certain risks to the Trust. In addition to those risks described above with respect to all Investment Funds. Certain Private Investment Funds may involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in Private Investment Funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a Private Investment Fund may be prohibited during the term of the Private Investment Fund or, if permitted, may be infrequent. Certain Private Investment Funds may be subject to “lock-up” periods of a year or more. The valuation of investments in Private Investment Funds often will be based upon valuations provided by the adviser or manager of such Private Investment Fund and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the Private Investment Fund holds substantial investments the values of which are determined by the adviser or manager of the Private Investment Fund based upon a fair valuation methodology. Incentive fee considerations, which are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Private Investment Fund manager, may cause conflicts in the fair valuation of investment holdings by a Private Investment Fund’s adviser or manager. Private Investment Funds may employ a number of investment techniques, including short sales, investment in non-investment grade or nonmarketable securities, uncovered option transactions, forward transactions, futures and options on futures transactions, foreign currency transactions and highly concentrated portfolios, among others, which could, under certain circumstances, magnify the impact of any negative market, sector or investment development. Investors in Private Investment Funds may be exposed to increased leverage risk, as Private Investment Fund may borrow and may utilize various lines of credit, reverse repurchase agreements, “dollar” rolls, issuance of debt securities, swaps, forward purchases and other forms of leverage. Some Private Investment Funds may provide to their investors very limited information with respect to their operation and performance, thereby severely limiting an investor’s ability to verify initially or on a continuing basis any representations made by the Private Investment Funds or the investment strategies being employed. The Trust would not have the ability to direct or influence the management of the Private Investment Funds in which it invests, so the returns on such investments will primarily depend on the performance of the Private Investment Funds’ managers and could suffer substantial adverse effects by the unfavorable performance of such managers.

Short Sales

     Although the Trust has no present intention of doing so, the Trust is authorized to make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Trust engages in short sales, the Trust will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Trust’s total assets or 5% of such issuer’s voting securities. The Trust may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Trust, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

S–15

Derivative Instruments

     Swaps. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value” (i.e., the designated reference amount of exposure to the underlying instruments). The Trust intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The Trust may use swaps for risk management purposes and as a speculative investment.

     The Sub-Adviser requires counterparties to have a minimum credit rating of A from Moody’s (or a comparable rating from another Rating Agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Trust’s risk of loss will consist of the net amount of payments that the Trust is contractually entitled to receive. Under such circumstances, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market. Swap transactions must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

•
Interest rate swaps. Interest rate swaps involve the exchange by the Trust with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•
Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•
Credit default swaps. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

     Options. The Trust may purchase or sell (i.e., write) options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

S–16

     The Trust may purchase or write (sell) exchange traded and over-the-counter options. Writing call options involves giving third parties the right to buy securities from the Trust for a fixed price at a future date and writing put options involves giving third parties the right to sell securities to the Trust for a fixed price at a future date. Buying an options contract gives the Trust the right to purchase securities from third parties or gives the Trust the right to sell securities to third parties for a fixed price at a future date. In addition to options on individual securities, the Trust may buy and sell put and call options on currencies, baskets of securities or currencies, indices and other instruments. Options bought or sold by the Trust may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Trust’s use of options will be successful.

     In the case of a call option on a common stock or other security, the option is “covered” if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust has earmarked or segregated cash or liquid securities in an amount at least equal to such additional cash consideration) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in earmarked or segregated cash or liquid securities. A put option on a security is “covered” if the Trust segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in earmarked or segregated cash or liquid securities.

     If the Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Trust has been assigned an exercise notice, the Trust will be unable to effect a closing purchase transaction. Similarly, if the Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Trust so desires.

     The Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Trust, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     The Trust my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Trust’s total assets.

S–17

     Options on Securities Indices. The Trust may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Trust’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Trust’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Trust diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Trust. Options on securities indices must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

     Futures Contracts and Options on Futures. The Trust may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Trust primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Trust. In this regard, the Trust may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments.

     A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Trust upon the purchase or sale of a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Trust may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Trust. Futures transactions and options on futures must be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the

S–18

Trust is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a futures contract to hedge the Trust’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     Interest Rate Futures Contracts and Options Thereon. The Trust may purchase or sell interest rate futures contracts to take advantage of or to protect the Trust against fluctuations in interest rates affecting the value of securities that the Trust holds or intends to acquire. For example, if interest rates are expected to increase, the Trust might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Trust’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Trust’s portfolio securities. If interest rates increase, the value of the Trust’s portfolio securities will decline, but the value of the futures contracts to the Trust will increase at approximately an equivalent rate thereby keeping the net asset value of the Trust from declining as much as it otherwise would have. The Trust could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Trust to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Trust may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Trust intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Trust can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Trust can make its intended purchase of the securities in the cash market and currently liquidate its futures position.

     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Trust’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Trust may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Trust’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Trust is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Trust intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Trust may write put and call options on securities index futures contracts for hedging purposes.

     Senior Loan Based Derivatives. The Trust may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available. The Sub-Adviser may utilize these instruments and similar instruments that may be available in the future. The Trust may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans. While investing in SAMIs will increase the universe of floating-rate income securities to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating-rate income securities. The liquidity of the market for SAMIs will be subject to liquidity in the Senior Loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally herein. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

S–19

     Credit Derivatives. The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a fixed-income security and sometimes are preferable to actually purchasing the security. A purchaser of a credit default swap is subject to counterparty risk. The Trust will monitor any such swaps or derivatives with a view towards ensuring that the Trust remains in compliance with all applicable regulations and tax requirements.

     Credit-Linked Notes. The Trust may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Additional Risks Relating to Derivative Instruments

     Neither the Adviser nor the Sub-Adviser is registered as a commodity pool operator. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, the Trust’s investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     Swaps Risks. Swap transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Trust is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Trust is contractually entitled to receive. When the Trust acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Trust may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Trust by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Trust). As a result, the Trust bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security. If the Trust is a buyer of a credit default swap and no credit event occurs, the Trust may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, as a result of recent financial turmoil, it is possible that swaps will come under new governmental regulation in the future. The Sub-Adviser cannot predict the effects of any new governmental regulation that may be imposed on the ability of the Trust to use swaps and there can be no assurance that such regulation will not adversely affect the Trust’s portfolio. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

S–20

     The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would be unfavorably affected.

     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust’s capital appreciation potential on the underlying security.

     The number of call options the Trust can write is limited by the amount of Trust assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Trust will not write “naked” or uncovered call options. Furthermore, the Trust’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     To the extent that the Trust writes covered put options, the Trust will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Trust’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire value of the stock.

S–21

     To the extent that the Trust purchases options, the Trust will be subject to the following additional risks. If a put or call option purchased by the Trust is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Trust will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Trust might be unable to exercise an option it had purchased. If the Trust were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     Special Risk Considerations Relating to Futures and Options Thereon. Futures and options on futures entail certain risks, including the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Trust due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged and losses from investing in futures transactions that are potentially unlimited. The Trust’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Trust maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Trust would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Trust has written and that the Trust is unable to close, the Trust would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Trust is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser’s expectations are not met, the Trust will be in a worse position than if a hedging strategy had not been pursued. For example, if the Trust has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Trust will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Trust may have to sell securities at a time when it is disadvantageous to do so.

     Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Trust may take in certain circumstances.

     Senior Loan Based Derivatives Risk. The Trust may obtain exposure to Senior Loans through the use of derivative instruments. The Trust may invest in a derivative instrument known as a SAMI, which is a privately offered credit derivative that provides investors with exposure to a reference index of credit default swaps whose underlying reference securities are Senior Loans. Investments in a SAMI involve many of the risks associated with investments in derivatives more generally. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on

S–22

securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Trust may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

     Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and any decline in value of the underlying security that the default option protected.

     Segregation and Cover Requirements. Futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash or liquid securities in an amount at least equal to the Trust’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Legislation and Regulation Risk. Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, could change the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Trust, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Trust to use certain derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Trust engages in derivative transactions could also prevent a Trust from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to utilize certain derivatives transactions or achieve its investment objectives.

Loans of Portfolio Securities

     Consistent with applicable regulatory requirements and the Trust’s investment restrictions, the Trust may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Trust (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are earmarked or segregated pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Trust continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Trust will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Trust’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Trust’s total assets.

     A loan may generally be terminated by the borrower on one business day notice, or by the Trust on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some

S–23

cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Trust’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Trust. Any gain or loss in the market price during the loan period would inure to the Trust. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Trust is unsettled. As a result, under extreme circumstances, there may be a restriction on the Trust’s ability to sell the collateral, and the Trust would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Trust’s investment in such loaned securities. The Trust will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

     The Trust operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Trust’s voting securities present at a meeting, if the holders of more than 50% of the Trust’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Trust’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Trust shall not:

     1. Issue senior securities nor borrow money, except the Trust may issue senior securities or borrow money to the extent permitted by applicable law.

     2. Act as underwriter of another issuer’s securities, except to the extent that the Trust may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

     3. Invest in any security if, as a result, 25% or more of the value of the Trust’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries, except that this policy shall not apply to (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities or (ii) securities issued by state and municipal governments or their political subdivisions (other than those municipal securities backed only by the assets and revenues of non-governmental users with respect to which the Trust will not invest 25% or more of the value of the Trust’s total assets in securities backed by the same source of revenue).

     4. Purchase or sell real estate except that the Trust may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Trust as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Trust from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

     6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Trust may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33 1/3% of the Trust’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

S–24

     7. With respect to 75% of the value of the Trust’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust’s total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees (the “Board”):

     (a) In addition to the issuer diversification limits set forth in investment restriction (7) above, under normal market conditions, the Trust will not purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities), if as a result more than 15% of the Trust’s total assets would then be invested in securities of a single issuer; provided, however, that such limitation shall not apply during the period prior to the full investment of the proceeds of any offering completed by the Trust.

     For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (including asset-backed securities and collateralized debt and loan obligations) the Trust will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.

     For the purpose of applying the limitation set forth in subparagraphs (7) and (a) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust’s assets that may be invested in municipal securities insured by any given insurer.

S–25

MANAGEMENT OF THE TRUST

Board of Trustees

     Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and the companies that furnish the Trust with services, including agreements with the Adviser and the Sub-Adviser.

     The Trustees are divided into three classes. Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, dates of birth, present positions with the Trust, length of time served with the Trust, principal occupations during the past five years and other directorships held during the past five years by each Trustee.

Number of
		Term of		Portfolios
		Office and	Principal	in Fund	Other Directorships
Name,	Position Held	Length of	Occupation	Complex(3)	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Overseen	During the Past
and Age	Trust	Served(2)	Years	by Trustee	Five Years
INDEPENDENT TRUSTEES:
Roman Friedrich III	Trustee	Trustee	Founder of Roman Friedrich &	41	Director, Zincore Metals Inc.
Year of Birth: 1946		since 2010	Company, which specializes in		(2009-present); GFM
			the provision of financial		Resources Ltd. (2005-
			advisory services to		present); StrataGold
			corporations in the resource		Corporation (2003-2009);
			sector (1998-present).		Gateway Gold Corp.
			Formerly, Managing Director		(2004-2008).
of TD Securities (1996-
1998); Managing Director of
Lancaster Financial Ltd. (1990-
1996); Managing Director of
Burns Fry Ltd. (1980-1984);
President of Chase Manhattan
Bank (Canada) Ltd.
(1975-1977).

Robert B. Karn III	Trustee	Trustee	Consultant (1998-present).	42	Director , Peabody Energy
Year of Birth: 1942		since 2010	Formerly, Managing Partner,		Company (2003-present);
			Financial and Economic		GP Natural Resource Partners, LLC
			Consulting, St. Louis office		(2002-present); Kennedy Capital
			of Arthur Andersen, LLP		Management, Inc.
			(1977-1997).		(2002-present).

Ronald E. Toupin, Jr.	Trustee	Trustee	Retired. Formerly Vice	48	None
Year of Birth: 1958		since 2010	President, Manager and
Portfolio Manager of Nuveen
Asset Management (1998-
1999), Vice President of
Nuveen Investment Advisory
Corporation (1992-1999), Vice
President and Manager of
Nuveen Unit Investment
Trusts (1991-1999), and
Assistant Vice President and
Portfolio Manager of Nuveen
Unit Trusts (1988-1999), each
of John Nuveen & Company,
Inc. (asset manager)
(1982-1999).

S–26

Number of
		Term of		Portfolios
		Office and	Principal	in Fund	Other Directorships
Name,	Position Held	Length of	Occupation	Complex(3)	Held by Trustee
Business Address(1)	with the	Time	During Past Five	Overseen	During the Past
and Age	Trust	Served(2)	Years	by Trustee	Five Years
INTERESTED TRUSTEES:
Randall C. Barnes(*)	Trustee	Trustee	Investor (2001-present).	49	None
Year of Birth: 1951		since 2010	Formerly, Senior Vice
President, Treasurer
(1993-1997), President,
Pizza Hut International
(1991-1993) and Senior
Vice President, Strategic
Planning and New Business
Development (1987-1990) of
PepsiCo, Inc. (1987-1997).

Ronald A. Nyberg(*)	Trustee	Trustee	Partner of Nyberg & Cassioppi,	51	None
Year of Birth: 1953		since 2010	LLC, a law firm specializing in
corporate law, estate planning
and business transactions
(2000-present). Formerly,
Executive Vice President,
General Counsel and Corporate
Secretary of Van Kampen
Investments (1982-1999).

(1)	The business address of each Trustee of the Trust is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2)	After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for he serves.
• Mr. Randall C. Barnes, as Class I Trustee, is expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending May 31, 2014.
• Messrs. Roman Friedrich III and Ronald A. Nyberg, as Class II Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending May 31, 2012.
• Messrs. Robert B. Karn and Ronald E. Toupin, Jr., as a Class III Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for the fiscal year ending May 31, 2013.
(3)	As of the date of this SAI, the Fund Complex is composed of 15 closed-end funds, including the Trust, and 38 exchange- funds. The Fund Complex is overseen by multiple boards of trustees.
(*)	Mr. Barnes will cease to be an Interested Trustee once Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. are no
longer principal underwriters of the Trust. Mr. Nyberg will cease to be an Interested Trustee once Morgan Stanley & Co. Incorporated is no longer a principal underwriter of the Trust.

Trustee Qualifications

     The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

     Randall C. Barnes. Mr. Barnes has served as a trustee of funds in the Fund Complex since 2004. Mr. Barnes also serves on the board of certain Canadian funds sponsored by an affiliate of the Adviser. Through his service as a trustee of funds in the Fund Complex, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

S–27

     Roman Friedrich III. Mr. Friedrich has served as a trustee of funds in the Fund Complex since 2003. Mr. Friedrich also serves on the board of certain Canadian funds sponsored by an affiliate of the Adviser. Through his service as a trustee of funds in the Fund Complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

     Robert B. Karn III. Mr. Karn has served as a trustee of funds in the Fund Complex since 2004. Through his service as a trustee of funds in the Fund Complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

     Ronald A. Nyberg. Mr. Nyberg has served as a trustee of funds in the Fund Complex since 2003. Through his service as a trustee of funds in the Fund Complex, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

     Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of funds in the Fund Complex since 2003. Through his service as a trustee of funds in the Fund Complex, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

     Each Trustee also now has considerable familiarity with the Adviser and Sub-Adviser and other service providers to the Trust, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of funds in the Fund Complex.

Executive Officers

     The following information relates to the executive officers of the Trust who are not Trustees. Each officer was appointed by the Board prior to commencement of investment operations by the Trust. Each officer serves at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.

Name, Business		Principal Occupation
Address(1) and Age	Position	During the Past Five Years
Kevin M. Robinson	Chief Executive	Senior Managing Director and General Counsel of Guggenheim Funds
Year of Birth: 1959	Officer and Chief	Investment Advisors, LLC and Guggenheim Funds Services Group, Inc.
	Legal Officer	(2007-present). Formerly, Associate General Counsel and Assistant
Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

Bruce R. Albelda	Chief Financial Officer,	Senior Managing Director and Chief Financial
Year of Birth: 1963	Chief Accounting Officer	Officer of Guggenheim Funds Investment
	and Treasurer	Advisors, LLC, Guggenheim Funds Distributors,
Inc. and Guggenheim Funds Services Group, Inc.
(2007 - present). Formerly, Chief
Financial Officer of Cantata Technology
(2003-2006).

S–28

Name, Business		Principal Occupation
Address(1) and Age	Position	During the Past Five Years
Mark E. Mathiasen	Secretary	Vice President, Assistant General Counsel of Guggenheim Funds
Year of Birth: 1978		Services Group, Inc. (2007- present). Secretary of certain funds in the Fund
Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

Bruce Saxon	Chief	Vice President, Fund Compliance Officer of Guggenheim Funds Services
Year of Birth: 1957	Compliance	Group, Inc. (2006 to present). Formerly, Chief Compliance Officer/
	Officer	Assistant Secretary of Harris Investment Management, Inc. (2003-2006).
Director-Compliance of Harrisdirect LLC (1999-2003).

James Howley	Assistant	Vice President, Fund Administration (2004-present) of Guggenheim
Year of birth: 1972	Treasurer	Funds Investment Advisors, LLC and Guggenheim Funds Distributors,
Inc.; Assistant Treasurer of certain funds in the Fund Complex. Previously,
Manager, Mutual Fund Administration of Van Kampen Investments, Inc.
(2000-2004).

Mark J. Furjanic	Assistant	Vice President, Fund Administration-Tax (2005-present) of Guggenheim
Year of birth: 1959	Treasurer	Funds Investment Advisors, LLC and Guggenheim Funds Distributors,
Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly,
Senior Manager (1999-2005) for Ernst & Young LLP.

Donald P. Swade	Assistant	Vice President, Fund Administration (2006-present) of Guggenheim
Year of birth: 1972	Treasurer	Funds Investment Advisors, LLC and Guggenheim Funds Distributors,
Inc.; Assistant Treasurer of certain funds in the Fund Complex. Formerly,
Manager-Mutual Fund Financial Administration (2003-2006) for Morgan
Stanley/Van Kampen Investments.

Melissa J. Nguyen	Assistant	Vice President, Assistant General Counsel of Guggenheim Funds Services
Year of birth: 1978	Secretary	Group, Inc. (2005-present). Secretary of certain funds in the Fund
Complex. Previously, Associate, Vedder Price P.C. (2003-2005).

Elizabeth H. Hudson	Assistant	Assistant General Counsel of Guggenheim Funds Services Group, Inc.
Year of birth: 1980	Secretary	(2009-present). Assistant Secretary of certain funds in the Fund Complex.
Previously, associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP)
(2007-2008).

(1)	The business address of each officer of the Trust is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

Board Leadership Structure

     The primary responsibility of the Board of Trustees is to represent the interests of the Trust and to provide oversight of the management of the Trust. The Trust’s day-to-day operations are managed by the Adviser, the Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, three of whom (including the chairman) are classified under the 1940 Act as “non-interested” persons of the Trust (“Independent Trustees”). Two trustees are currently classified as Interested Trustees, but will cease to be Interested Trustees when certain underwriters are no longer principal underwriters of the Trust. Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

     The Board has appointed an independent chairperson, Mr. Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board has also established an Executive Committee (as described below). The Board and its committees will meet periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, review the Trust’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a majority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

S–29

Board Committees

     Messrs. Ronald A. Nyberg and Ronald E. Toupin, Jr., serve on the Trust’s Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

     Messrs. Roman Friedrich III, Robert B. Karn III and Ronald E. Toupin, Jr., who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. It is anticipated that Messrs. Randall C. Barnes and Ronald A. Nyberg will be appointed to the Nominating and Governance Committee after they cease to be Interested Trustees.

     Messrs. Roman Friedrich III, Robert B. Karn III and Ronald E. Toupin, Jr., who are not “interested persons” of the Trust, as defined in the 1940 Act, serve on the Trust’s Audit Committee. Mr. Karn serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust’s independent registered public accounting firm. It is anticipated that Messrs. Randall C. Barnes and Ronald A. Nyberg will be appointed to the Audit Committee after they cease to be Interested Trustees.

Board’s Role in Risk Oversight

     Consistent with its responsibility for oversight of the Trust, the Board, among other things, oversees risk management of the Trust’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Trust faces. Each committee will report its activities to the Board on a regular basis. Risks to the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Trust. The Board has adopted, and will periodically review, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Trust, the Adviser, the Sub-Adviser and other service providers to the Trust also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Trust’s advisory agreement, sub-advisory agreement and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

     The Board will require officers of the Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee will also receive reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board will meet with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, will receive a report from the Chief Compliance Officer regarding the effectiveness of the Trust’s compliance program. The Board, with the assistance of Trust management, will review investment policies and risks in connection with its review of the Trust’s performance. In addition, the Board will receive reports from the Adviser and Sub-Adviser on the investments and securities trading of the Trust. With respect to valuation, the Board oversees a pricing committee comprised of Trust officers and Adviser personnel and has approved fair valuation procedures applicable to valuing the Trust’s securities, which the Board and the Audit Committee will periodically review. The Board will also require the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

S–30

Remuneration of Trustees and Officers

     Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser, the Sub-Adviser or their respective affiliates receives as compensation for his services to the Trust an annual retainer and meeting fees. The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services. The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Trust and certain other funds in the Fund Complex. Officers who are employed by the Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Trust.

     Because the Trust is newly organized and has not yet completed a full fiscal year of operations, the table below shows the estimated compensation that is contemplated to be paid to Trustees for the Trust’s fiscal year ended May 31, 2011, assuming a full fiscal year of operations.

				Estimated Total
	Aggregate	Pension or Retirement		Compensation
	Estimated	Benefits Accrued	Estimated Annual	from the Trust and
	Compensation	as Part of	Benefits Upon	Fund Complex(2)
Name	from the Trust	Trust Expenses(1)	Retirement(1)	Paid to Trustee
INDEPENDENT TRUSTEES:
Roman Friedrich III	$18,500	None	None	$103,000
Robert B. Karn III	$19,250	None	None	$127,500
Ronald E. Toupin Jr.	$20,750	None	None	$243,000
INTERESTED TRUSTEES:
Randall C. Barnes	$19,250	None	None	$192,500
Ronald A. Nyberg	$18,500	None	None	$223,500

(1)	The Trust does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(2)	As of the date of this SAI, the Fund Complex is composed of 15 closed-end funds, including the Trust, and 38 exchange- traded funds.

Trustee Share Ownership

     As of December 31, 2009, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of	Companies Overseen by Trustee in
Name	Equity Securities in the Trust(1)	Family of Investment Companies(2)
INDEPENDENT TRUSTEES:
Roman Friedrich III	None	None
Robert B. Karn III	None	None
Ronald E. Toupin Jr.	None	None
INTERESTED TRUSTEES:
Randall C. Barnes	None	over $100,000
Ronald A. Nyberg	None	over $100,000

(1)	The Trustees could not own shares in the Trust as of December 31, 2009 because the Trust had not yet begun investment operations as of that date.
(2)	As of the date of this SAI, the Family of Investment Companies is composed of 15 closed-end funds, including the Trust, and 38 exchange-traded funds.

S–31

Indemnification of Officers and Trustees; Limitations on Liability

     The governing documents of the Trust provide that the Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Trust, to the fullest extent permitted by law. However, nothing in the governing documents of the Trust protects or indemnifies a trustee, officer, employee or agent of the Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

     The Trust has entered into an Indemnification Agreement with each Independent Trustee, which provides that the Trust shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware, the 1933 Act, and the 1940 Act, as amended, unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (ii) the Trustee is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the 1940 Act, as amended.

Portfolio Management

     The Sub-Adviser’s personnel with the most significant responsibility for the day-to-day management of the Trust’s portfolio are B. Scott Minerd, Chief Executive Officer and Chief Investment Officer of the Sub-Adviser; Anne Bookwalter Walsh, Senior Managing Director of the Sub-Adviser; and James E. Pass, Managing Director of the Sub-Adviser.

     Other Accounts Managed by the Portfolio Managers. As of August 31, 2010, Mr. Minerd managed or was a member of the management team for the following client accounts:

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
	Accounts	Accounts	Fee	Fee
Registered Investment Companies	2	$331.4 million	0	$0
Pooled Investment Vehicles Other Than
Investment Companies	3	$1.69 billion	2	$1.64 billion
Other Accounts	11	$38.61 billion	0	$0

     As of August 31, 2010, Ms. Walsh managed or was a member of the management team for the following client accounts:

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
	Accounts	Accounts	Fee	Fee
Registered Investment Companies	2	$331.4 million	0	$0
Pooled Investment Vehicles Other Than
Registered Investment Companies	2	$1.64 billion	2	$1.64 billion
Other Accounts	21	$9.01 billion	1	$253.3 million

S–32

     As of August 31, 2010, Mr. Pass managed or was a member of the management team for the following client accounts:

			Number of
			Accounts	Assets
			Subject to a	Subject to a
	Number of	Assets of	Performance	Performance
	Accounts	Accounts	Fee	Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than
Registered Investment Companies	0	$0	0	$0
Other Accounts	0	$0	0	$0

     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

     The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Trust.

     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

     The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Trust or other account(s) involved.

     The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     Portfolio Manager Compensation. The portfolio managers’ compensation consists of the following elements:

     Base Salary: The portfolio managers are paid a fixed base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual’s experience and responsibilities.

     Annual Bonus: The portfolio managers are paid a discretionary annual bonus by the Sub-Adviser, which is based on the overall performance and profitability of the Sub-Adviser and not on performance of the Trust or accounts managed by the portfolio managers. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Sub-Adviser.

     Securities Ownership of the Portfolio Manager. Because the Trust is newly organized, none of the portfolio managers own shares of the Trust.

S–33

Advisory Agreement

     Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is a wholly-owned subsidiary of Guggenheim Funds Services Group, Inc. (“Guggenheim Funds”), which acts as the Trust’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of June 30, 2010, Guggenheim Funds entities have provided supervision, management and/or servicing on $15.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser is a registered investment adviser.

     Guggenheim Funds is a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm with more than $100 billion in assets under supervision as of June 30, 2010. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

     Under the terms of the Advisory Agreement, the Adviser is responsible for the management of the Trust; furnishes offices, necessary facilities and equipment on behalf of the Trust; oversees the activities of the Trust’s Sub-Adviser; provides personnel, including certain officers required for the Trust’s administrative management; and pays the compensation of all officers and Trustees of the Trust who are its affiliates. For services rendered by the Adviser on behalf of the Trust under the Advisory Agreement, the Trust pays the Adviser a fee, payable monthly, in an annual amount equal to .60% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage (whether or not these assets are reflected in the Trust’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to Financial Leverage of any form, including Indebtedness, Preferred Shares and/or reverse repurchase agreements, dollar rolls and similar transactions.

     Pursuant to its terms, the Advisory Agreement will remain in effect until October 26, 2012, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Trust’s outstanding shares.

     The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

Sub-Advisory Agreement

     Guggenheim Partners Asset Management, LLC, an affiliate of Guggenheim Partners, LLC, acts as the Trust’s investment sub-adviser (the “Sub-Adviser”) pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with the Trust and the Adviser. The Sub-Adviser is a Delaware limited liability company with principal offices at 100 Wilshire Boulevard, Santa Monica, California 90401. The Sub-Adviser is a registered investment adviser.

     Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Trust in accordance with its stated investment objectives and policies, makes investment decisions for the Trust, places orders to purchase and sell securities on behalf of the Trust, all subject to the supervision and direction of the Board of Trustees and the Adviser. For services rendered by the Sub-Adviser on behalf of the Trust under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to .30% of the Trust’s average daily Managed Assets.

S–34

     The Sub-Advisory Agreement continues until October 26, 2012 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days, written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Trust’s outstanding shares.

     The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust.

     Pursuant to a Trademark Sublicense Agreement, Guggenheim has granted to the Adviser and the Sub-Adviser the right to use the name “Guggenheim” in the name of the Trust, and the Adviser and the Sub-Adviser have agreed that the name “Guggenheim” is Guggenheim’s property. In the event the Adviser and the Sub-Adviser cease to act in such capacities for the Trust, the Trust will change its name to one not including “Guggenheim.”

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Trust. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Trust. The Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Trust does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Trust. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Sub-Adviser and its affiliates in providing services to clients other than the Trust, and not all such information is used by the Sub-Adviser in connection with the Trust. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Trust.

     Although investment decisions for the Trust are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Trust may also be made by those other accounts. When the same securities are purchased for or sold by the Trust and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Trust.

TAX MATTERS

     The following discussion is a brief summary of certain U.S. Federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No ruling has been or will be sought from

S–35

the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. This discussion assumes that the Trust’s shareholders hold their common shares as capital assets for U.S. Federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. Federal income tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes.

Taxation of the Trust

     The Trust intends to elect to be, and to qualify for special tax treatment afforded to, a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. Federal income tax to the extent that it distributes its investment company taxable income and net recognized capital gains.

     In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

     As a regulated investment company, the Trust generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust intends to distribute annually all or substantially all of such income.

     The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax on such amount at regular corporate tax rates. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes its share of such undistributed net capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against its U.S. Federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares by the excess of the amount described in clause (i) over the amount described in clause (ii).

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. Federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar

S–36

year, and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. Federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

     If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust’s shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders with respect to taxable years beginning before January 1, 2011, and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its accumulated earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust as an additional tax. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

     The Trust intends to utilize leverage through borrowings, and thus may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Trust’s payment of dividends may prevent the Trust from satisfying the 90% distribution requirement and may therefore jeopardize the Trust’s qualification for taxation as a regulated investment company and/or may subject the Trust to the nondeductible 4% U.S. Federal excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

     Gain or loss on the sale of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     Certain of the Trust’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash (e.g., under the original issue discount rules), (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. For example, gain derived by the Trust from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Trust makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until such security is sold or otherwise disposed of. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

S–37

     If the Trust invests in foreign securities, its income from such securities may be subject to non-U.S. Taxes. The Trust will not be eligible to elect to “pass through” to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

     Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”), whether paid in cash or reinvested in Trust shares, are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits. Ordinary income dividends paid by the Trust generally will not be eligible for the reduced rates applicable to “qualified dividend income” and will not be eligible for the corporate dividends received deduction.

     In addition, the Trust does not expect to be eligible to pay exempt-interest dividends from its net tax-exempt interest income from tax-exempt municipal obligations (i.e., state or local bonds other than BABs) for U.S. federal income tax purposes, unless the IRS issues guidance otherwise. Thus, Trust distributions from interest on tax-exempt municipal obligations will be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes even though such interest would be excluded from gross income for U.S. federal income tax purposes if received directly by a shareholder. Since tax-exempt municipal obligations provide lower yields than comparable taxable obligations (due to the tax-exemption), the Trust’s investment in tax-exempt municipal obligations will, in effect, convert low-yield tax-exempt interest income into fully taxable dividend income, but this is not expected to be material to shareholders.

     Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. Net long-term capital gain of individuals is generally taxed at a reduced maximum rate. For corporate taxpayers, net long-term capital gain is taxed at ordinary income rates.

     The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Trust issues preferred shares, then the Trust intends each year to allocate its ordinary income, net capital gain and other relevant items (if any) between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

     If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the common shares, reducing that basis accordingly. Such distributions exceeding the shareholder’s basis will be treated as gain from the sale or exchange of the shares. When you sell your shares in the Trust, the amount, if any, by which your sales price exceeds your basis in the Trust’s common shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal.

     Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

     The Trust does not intend to invest in tax credit BABs. If, contrary to its expectation, the Trust invests in tax credit BABs or certain other bonds generating tax credits, it may make an election to pass through the credits to its shareholders. If such an election is made, the Trust will be required to (i) include in gross income for the tax year, as interest income, an amount equal to the amount that the Trust would have included in gross income relating to the credits if the election had not been made and (ii) increase the amount of its dividends paid deduction for the tax year by the amount of the income. In addition, each shareholder of the Trust (a) will be required to include in gross income as taxable ordinary income an amount equal to the shareholder’s proportionate share of the interest income

S–38

attributable to the credits and (b) will be permitted to take its proportionate share of the credits against its taxes. If the Trust makes this election, it will inform shareholders concerning their allocable share of tax credits as part of its annual reporting to shareholders. Shareholders should consult their tax advisors concerning their ability to use such allocated tax credits.

     The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders measured by the difference between the sale price and the shareholder’s tax basis in its shares. Generally, a shareholder’s gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

     Shareholders may be entitled to offset their capital gain distributions with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

     An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

     Dividends are taxable to shareholders. Ordinary income distributions and capital gain distributions also may be subject to state, local and foreign taxes. The federal legislation that created BABs provides that, except as otherwise provided by a state, the interest on any BAB will be treated for purposes of the income tax laws of that state as exempt from U.S. federal income tax. The state income tax effects of this provision on shareholders of the Trust, as well as the pass through to shareholders of exempt-interest dividends for state income tax purposes, will depend on the income tax laws of a particular state, which may vary from state to state. Thus, no assurances can be given as to the state income tax aspects of an investment in the Trust. Shareholders are urged to consult their own tax advisers regarding specific questions about state, local and foreign tax consequences to them of investing in the Trust.

     A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. Federal withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust’s common shares.

     In addition, after December 31, 2012, the Trust will be required to withhold at a rate of 30 percent on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. Entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. Entity will be subject to withholding at a rate of 30 percent, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

S–39

     Assuming applicable disclosure and certification requirements are met, U.S. Federal withholding tax will generally not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Trust.

Backup Withholding

     The Trust is required in certain circumstances to withhold, for U.S. Federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to certain holders of the Trust’s common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who do not otherwise establish an exemption from or are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. Federal, state, local and foreign income or other taxes.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES

     Each Common Share when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Declaration of Trust provides that the Trustees shall have the power to cause Common Shareholders to pay expenses of the Trust by setting off charges due from Common Shareholders from declared but unpaid dividends or distributions owed the Common Shareholders and/or by reducing the number of Common Shares owned by each respective Common Shareholder. Notwithstanding this provision of the Declaration of Trust, the Trust has no present intention to cause Common Shareholders to pay Trust expenses in such manner and would not do so to the extent such action would be inconsistent with generally accepted accounting principals, federal securities laws, rules and regulations thereunder or interpretations of the Staff of the Commission.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

     The Sub-Adviser will be responsible for voting proxies on securities held in the Trust’s portfolio. The Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

     Information on how the Trust voted proxies relating to portfolio securities during the most recent twelvemonth period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting the Trust’s web site at http://www.guggenheimfunds.com. This information is also available on the SEC’s web site at http://www.sec.gov.

Legal Counsel

     Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, is special counsel to the Trust in connection with the issuance of the Common Shares.

Independent Registered Public Accounting Firm

     Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Trust and is expected to render an opinion annually on the financial statements of the Trust. The Trust’s audited financial statement appearing in this SAI and the report of Ernst & Young LLP thereon, have

S–40

been included in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Code of Ethics

     The Trust, the Adviser, the Sub-Adviser and Guggenheim Funds Distributors, Inc. (“Guggenheim Funds Distributors”) each have adopted a code of ethics. The codes of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, Guggenheim Funds Distributors and their affiliates, as applicable. The codes of ethics of the Trust, the Adviser, the Sub-Adviser and Guggenheim Funds Distributors are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

S–41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder

Guggenheim Build America Bonds Managed Duration Trust

     We have audited the accompanying statement of assets and liabilities of Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) as of September 16, 2010. This statement of assets and liabilities is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Guggenheim Build America Bonds Managed Duration Trust at September 16, 2010, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 24, 2010

FS–1

FINANCIAL STATEMENT

GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 16, 2010
ASSETS:
Cash	$100,084
Deferred offering costs	600,000
Total Assets	700,084
LIABILITIES:
Accrued offering costs	600,000
Total Liabilities	600,000
NET ASSETS	$100,084
COMPOSITION OF NET ASSETS:
Common stock, at par value of $0.01 per share	$52
Additional paid in capital	100,032
NET ASSETS	$100,084
COMMON SHARES:
Net asset value per share
(5,240 shares of beneficial interest issued and outstanding)	$19.10
Public offering price per share	$20.00
SEE NOTES TO STATEMENT OF ASSETS AND LIABILITIES

FS–2

GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST NOTES TO STATEMENT OF ASSETS AND LIABILITIES

September 16, 2010

NOTE 1 - ORGANIZATION:

     Guggenheim Build America Bonds Managed Duration Trust (the "Trust") was organized as a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Guggenheim Funds Distributors, Inc. (formerly Claymore Securities, Inc.) for the amount of $100,084.

     Offering expenses, assuming 15,000,000 common shares of beneficial interest are sold, are estimated to be $910,000, of which $600,000 will be borne by the Trust. Guggenheim Funds Investment Advisors, LLC (formerly Claymore Advisors, LLC, an affiliate of Guggenheim Funds Distributors, Inc.), the Trust’s investment adviser, has agreed to pay offering expenses (other than sales load) in excess of $0.04 per common share. Upon completion of the offering, these offering expenses will be netted against the proceeds from the offering. Guggenheim Funds Investment Advisors, LLC has also agreed to pay the Trust’s organizational expenses. The actual number of shares sold in the initial public offering and associated costs may differ significantly from the above estimates.

NOTE 2 - ACCOUNTING POLICIES:

     The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     The Trust intends to pay substantially all of its net investment income to common shareholders through monthly distributions. In addition, the Trust intends to distribute any net long-term capital gains to common shareholders at least annually.

NOTE 3 - INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS:

     Guggenheim Funds Investment Advisors, LLC (the “Adviser”) will act as the Trust’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser will be responsible for the management of the Trust and will administer the affairs of the Trust to the extent requested by the Board of Trustees. As compensation for its services, the Trust will pay the Adviser a fee, payable monthly, in an annual amount equal to 0.60% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including the assets attributable to the proceeds of any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Managed Assets shall include assets attributable to Financial Leverage of any form, including indebtedness, investments in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

     Guggenheim Partners Asset Management, LLC (the “Sub-Adviser”) will act as the Trust’s investment sub-adviser pursuant to an investment sub-advisory agreement with the Trust and the Adviser (the “Sub-Advisory Agreement”). Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”). Guggenheim is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will be responsible for the management of the Trust’s portfolio of investments. As compensation for its services, the Adviser will pay the Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.30% of the Trust’s average daily Managed Assets.

FS–3

     The Bank of New York Mellon (“BNY”) will act as the Trust’s custodian, accounting agent and transfer agent. As custodian, BNY will be responsible for the custody of the Trust’s assets. As accounting agent, BNY will be responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY will be responsible for performing transfer agency services for the Trust.

     Under a separate Fund Administration agreement, the Adviser will provide Fund Administration services to the Trust. As compensation for services performed under the Administration Agreement, the Adviser will receive an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

     No advisory, sub-advisory or fund administration fees will be incurred until the Trust commences operations.

NOTE 4 - FEDERAL INCOME TAXES:

     The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Trust intends not to be subject to U.S. federal excise tax.

NOTE 5 – INDEMNIFICATIONS:

     In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

NOTE 6 – SUBSEQUENT EVENTS:

     The Trust has performed an evaluation of subsequent events through the date the Statement of Assets and Liabilities was issued and has determined that no additional items require recognition or disclosure.

FS–4

Appendix A

DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR’S CORPORATION

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows.

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A–1

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A–2

B A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (S&Ps Underlying Rating) This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions.

A S&P’s U.S. Municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A–3

Dual Ratings S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of S&P and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. S&P’s opinions and analyses do not address the suitability of any security. S&P’s Financial Services LLC does not act as a fiduciary or an investment advisor. While S&P has obtained information from sources it believes to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently Applied and/or Outstanding)

i This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the

A–4

obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well- formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

MOODY’S INVESTORS SERVICE, INC.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Long-Term Obligation Ratings. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

A–5

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

A–6

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Other Ratings Symbols

e Expected Ratings Indicator. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices. Expected Ratings will exist only until Moody’s assigns a rating to the instrument. For Medium-Term Notes (MTNs), Expected Ratings indicate that Moody’s is awaiting confirmation of details related to a specific drawdown or note from a principal in the transaction. Medium-Term notes are typically, but not always, assigned the same rating as the note’s program rating. Consistent with Moody’s rating practices, the specific rating assigned to an MTN drawdown will be the same as the program rating, unless the security has certain credit-linked or other differentiating characteristics. Please refer to Moody’s current rating definition for details. Market participants may contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings.

(P) Provisional Ratings. As a service to the market and typically at the request of an issuer, Moody’s will assign a provisional rating when it is highly likely that the rating will become final after all documents are received, or an obligation is issued into the market. A provisional rating is denoted by placing a (P) in front of the rating. Such ratings may also be assigned to shelf registrations under the SEC rule 415.

# Refundeds. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

NR Not Rated. NR is assigned to unrated obligations, issuer and/or programs.

NAV Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

A–7

TWR Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

FITCH RATINGS, INC.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

Long-Term Credit Ratings Scales

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.

C Exceptionally High Levels of Credit Risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

     a.   the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

A–8

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a coercive debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations for the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

A–9

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

A–10

Appendix B

GUGGENHEIM PARTNERS ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction/Purpose

Guggenheim Partners Asset Management, LLC (“GPAM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GPAM votes proxies with respect to equity securities held in accounts of its clients. (Note, references herein to “client” shall refer to the various pooled investment vehicles as well as separate accounts for which GPAM acts as manager.)

II. Proxy Voting Responsibilities

The portfolio managers, in conjunction with the Director of Operations (or his designee, shall be responsible for evaluating and voting proxies in accordance with the guidelines hereunder. The portfolio manager, in consultation with the Director of Operations, shall be responsible for identifying any material conflicts of interest on the part of GPAM or its personnel that may affect particular proxy votes and resolving any material conflicts identified. The Director of Operations is responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the Director of Operations (in consultation with senior management of GPAM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; facilitating when proxies should be voted other than in accordance with the general rules and criteria set forth below; implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by GPAM.

III. Proxy Guidelines

Generally, GPAM will vote proxies in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with other provisions of these Proxy Policies or as may be deemed reasonably appropriate by senior management of GPAM. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when GPAM will not strictly adhere to these guidelines in making its voting decision. At any time, GPAM may seek voting instructions from its clients.

In reviewing proxy issues, GPAM will apply the following general policies:

    A. Corporate Governance

GPAM will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

    B. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management-proposed slate of directors. That being said, we may withhold votes for directors who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares.

B–1

    C. Appointment of Auditors

GPAM will generally support management’s recommendation.

    D. Changes in Legal and Capital Structure

Absent a compelling reason to the contrary, GPAM will cast its votes in accordance with the company’s management on such proposals.

    E. Corporate Restructurings, Mergers and Acquisitions

GPAM will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts who cover the company and the investment professionals managing the portfolios in which the stock is held.

    F. Proposals Affecting Shareholder Rights

GPAM will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

    G. Anti-Takeover Measures

GPAM will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

    H. Executive Compensation

GPAM will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval.

    I. Social and Corporate Responsibility

GPAM will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

    J. Matters Not Covered

The Portfolio Manager and Director of Operations shall consider specific proxy voting matters as necessary. The Director of Operations and CCO may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the CCO monitors adherence to these policies.

IV. Conflicts of Interest

GPAM recognizes that there may be a potential conflict of interest when we vote a proxy. To that end, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the Portfolio Manager, Director of Operations and CCO will take reasonable steps to evaluate the nature of GPAM’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the CCO any potential conflict that they are aware of (including personal relationships); (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and

B–2

(iv) where a material conflict of interest exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances GPAM considers the recommendation of third party research services, the Director of Operations will take reasonable steps to verify that any third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

V.	When GPAM May Not Vote Proxies

GPAM may not vote proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) GPAM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client.

VI. Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GPAM from voting such proxies. For example, GPAM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GPAM to provide local agents with power of attorney prior to implementing GPAM’s voting instructions. Although it is GPAM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII. Proxy Voting Records

Clients may obtain information about how GPAM voted proxies on their behalf by contacting their GPAM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mike Sterling, Director of Operations Guggenheim Partners Asset Management, LLC 227 West Monroe Street, 48th Floor, Chicago, IL 60606

VIII. Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GPAM will maintain the following records relating to proxy voting for a period of at least six years:

(i)	A copy of these Proxy Policies, as they may be amended from time to time;
(ii)	Copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system;
(iii)	A record of each proxy vote cast on behalf of its clients;
(iv)	A copy of internal documents created by GPAM that were material to making the decision how to vote proxies on behalf of its clients; and
(v)	Each written client request for information on how GPAM voted proxies on behalf of the client and all written responses by GPAM to oral or written client requests for such proxy voting information.

IX.	Disclosure

GPAM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how GPAM has voted the client’s proxies. A copy of these materials will be provided promptly to clients on request.

B–3